UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

5847 San Felipe, Suite 850	Houston, TX	77057
(Address of principal executive offices)		(Zip code)

Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904
(Name and address of agent for service)

Registrant's telephone number, including area code: 888-345-1898

Date of fiscal year end: 10/31/2005

Date of reporting period: 10/31/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO SHAREHOLDERS

The following is a copy of the annual report to shareholders for the period ended October 31, 2005 pursuant to rule 30e-1 under the Investment Company Act of 1940.

The Commonwealth International
Series Trust
Australia/New Zealand Fund
Japan Fund
Global Fund
Real Estate Securities Fund

ANNUAL REPORT

October 31, 2005

630-A Fitzwatertown Road, Willow Grove, PA 19090 * 888.345.1898
Commonwealth Australia/New Zealand Fund (CNZLX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

Dear Shareholder:

We are pleased to present this Annual Report on the Commonwealth International Series Trust for the twelve months ended October 31, 2005.

Commonwealth Australia/New Zealand Fund

Performance Overview

The Commonwealth Australia/New Zealand Fund’s Net Asset Value (NAV) as of October 31, 2005 was $16.43 per share compared to $16.39 per share on October 31, 2004. On December 29, 2004 the Fund made distributions of $1.72 per share. For the twelve months under review, Commonwealth Australia/New Zealand Fund posted an 11.08% cumulative total return, assuming reinvestment of gross distributions. During the twelve-month period the Fund underperformed its equity benchmarks, the Australian All Ordinaries Index1 and the New Zealand Exchange Limited 50 Free Float Total Return Index2, which posted returns of 22.59% and 19.79%, respectively, for the same period. We do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments. The Fund returns are presented net of fees which means that the Fund’s performance is reduced by applicable fees and expenses whereas the index returns do not include any such fees. Performance data represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund can be found in the Fund’s prospectus. To obtain a prospectus and other information about the Fund, please visit www.commonwealthfunds.com or call 888-345-1898. Please read the prospectus carefully before investing. The principal underwriter of the Fund is Matrix Capital Group, Inc. New York, NY 10017.

The Fund’s investments in fixed income as well as the Fund’s relatively small allocation to the energy sector were factors contributing to the underperformance relative to the equity benchmarks. We believe the Fund’s longer-term performance has continued to be competitive relative to the asset classes in which it invests.

COMMONWEALTH INTERNATIONAL SERIES TRUST

PORTFOLIO ALLOCATION (As of 10/31/05)
Country/Asset Class*	% of Total Value
New Zealand Equities	36.2%
Australia Equities	27.5%
New Zealand Bonds	21.2%
Short-Term Investments	8.7%
Australia Bonds	6.4%

*Short term investments include foreign currency valued at the then-current exchange rate. Percentages are based on total market value of investment securities. Holdings are subject to change.

Economic and Market Overview

The New Zealand economy has expanded over the past several years. While much of this growth was initially concentrated in the export sector, this expansion gradually shifted toward the domestic economy. As a consequence of this current expansion, several potential excesses appear to be developing in the economy. Productive resources appear to have become stretched, a factor contributing to increased levels of inflationary pressure. There has also been a widening of the country’s current account deficit. These two developments largely share a common underlying driver - strong growth in spending, particularly by the household sector, a significant portion of which has been debt financed.

While some components of New Zealand’s current account simply mirror cyclical strength in the economy, the widening of the current account deficit has also reflected strong spending on the part of the household sector. At a time when government and the business sector have increased their savings, household savings has declined. According to the Reserve Bank of New Zealand, household indebtedness has risen at a faster rate than in other Organization for Economic Cooperation and Development (OECD) countries. New Zealand households are unusual in the dependence they have on real estate assets in their balance sheet. According to the Reserve Bank of New Zealand, the typical holding of financial assets and equities by New Zealand households is low by OECD standards.

Real gross domestic product (GDP), according to the Australian Bureau of Statistics, for the twelve months ended September 2005, grew by 2.6% in seasonally adjusted terms. While there has been an improvement in export volumes relative to imports to the point where net exports are no longer substantially detracting from growth, the external sector is not yet making a positive contribution to economic activity (i.e., the economy is still importing more than it is exporting). One consequence of the still relatively poor prognosis for the trade accounts is that the current account deficit is likely to remain close to cyclically high levels of around 6% of GDP for a few more years.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Commodities make up almost 60% of Australia’s export earnings, which in turn account for approximately 20% of the economy. While commodities prices are inherently cyclical, our view is that, while there is sufficient new capacity to potentially meet demand for most commodities, the ability of companies to execute these projects in a timely fashion is threatened by skills shortages, inadequate availability of equipment, and capital over-runs. Presently, there are delays to Alcoa’s expansion of the Wagerup alumina refinery and to Rio Tinto’s expansion of its new alumina refinery at Gladstone. Our view is that demand growth for raw materials will remain robust through 2006. This expected growth in demand for raw materials, coupled with a potential shortfall in supply, could result in a number of raw materials enjoying higher average prices in 2006 compared to 2005.

1.
The Australian All Ordinaries Index is a capitalization-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2.
The New Zealand Exchange Limited 50 Free Float Total Return Index is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Exchange Limited. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Commonwealth Japan Fund

Performance Overview

The Commonwealth Japan Fund’s NAV as of October 31, 2005 was $4.15 per share compared to $3.61 per share on October 31, 2004. For the twelve months under review, Commonwealth Japan Fund posted a 14.96% cumulative total return. The Fund underperformed its benchmark, the Tokyo Stock Price Index3 which posted a return of 22.29%, for the same period. We do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments. The Fund returns are presented net of fees which means that the Fund’s performance is reduced by applicable fees and expenses whereas the index returns do not include any such fees. Performance data represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund can be found in the Fund’s prospectus. To obtain a prospectus and other information about the Fund, please visit www.commonwealthfunds.com or call 888-345-1898. Please read the prospectus carefully before investing. The principal underwriter of the Fund is Matrix Capital Group, Inc. New York, NY 10017.

The Commonwealth Japan Fund’s underperformance relative to its benchmark may be explained in part by our strategy of investing in both fixed income and equity securities. In addition, the Fund’s overweight position in the utility and transportation sectors, relative to the TOPIX Index, detracted from performance over the period as those sectors lagged the broader market.

PORTFOLIO ALLOCATION (As of 10/31/05)
Sector*	% of Total Value
Industrial	22.5%
Financial	20.8%
Consumer Cyclical	19.5%
Fixed Income & Other	15.2%
Consumer Non-Cyclical	6.9%
Utilities	5.0%
Funds	3.9%
Basic Materials	2.6%
Technology	2.2%
Communications	1.4%

*Allocation is based on Bloomberg level 1 industry sector. Fixed income & other includes foreign currency valued at the then-current exchange rate. Percentages are based on total market value of investment securities. Holdings are subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Economic and Market Overview

Japan’s preliminary third-quarter GDP increased at an annualized rate of 1.0% in real terms, maintaining positive growth for three straight quarters for the first time since the first quarter of 2004. The economic recovery supported by domestic private demand is expected to continue, as resiliency in the corporate sector is extending into the household sector. Notably, the recovery in the Japanese economy occurred despite weaker exports and was instead led by an increase in domestic spending. This is an encouraging development and bodes well for the sustainability of the Japanese recovery.

Domestic private demand is likely to continue increasing against the background of high corporate profits and the moderate rise in household income, while structural adjustment pressure stemming from the excess capacity and debt of firms has partially dissipated. The non-performing-loan (NPL) problem, which has long been a burden on Japan’s economy, has seen significant improvement. The amount outstanding of NPLs at major and regional banks has been decreasing since reaching its peak in 2001. Primarily due to the resulting decline in credit costs, regional banks’ earnings for 2004 were the highest in recent years. Against the background of improvements in profitability and capital adequacy ratios, financial institutions’ lending attitudes have become more accommodative.

With the constructive trends in corporate earnings filtering down to employees, going forward we anticipate rising household income accompanied by growth in consumer spending. Japan’s economy is expected to continue to recover, although the pace is expected to be moderate with less likelihood of acceleration.

3.
The TOPIX, also known as the Tokyo Stock Price Index, is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index calculation excludes temporary issues and preferred stocks, and had a base value of 100 as of 1/04/68. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index

COMMONWEALTH INTERNATIONAL SERIES TRUST

Commonwealth Global Fund

Performance Overview

The Commonwealth Global Fund’s NAV as of October 31, 2005 was $15.06 per share compared to $13.89 per share on October 31, 2004. On December 29, 2004 the Global Fund made distributions of $0.45 per share. For the twelve months under review, Commonwealth Global Fund posted an 11.68% cumulative total return, assuming reinvestment of gross distributions. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index4 which posted a 13.86% total return for the same period. We do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments. The Fund returns are presented net of fees which means that the Fund’s performance is reduced by applicable fees and expenses whereas the index returns do not include any such fees. Performance data represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund can be found in the Fund’s prospectus. To obtain a prospectus and other information about the Fund, please visit www.commonwealthfunds.com or call 888-345-1898. Please read the prospectus carefully before investing. The principal underwriter of the Fund is Matrix Capital Group, Inc. New York, NY 10017.

The Fund’s underperformance relative to its benchmark may be explained in part by our strategy of investing in both fixed income and equity securities. In addition, the Fund’s underweight positions in the energy sector and in Japan, relative to the MSCI World Index, were factors contributing to the Fund’s underperformance relative to the benchmark.

PORTFOLIO ALLOCATION (As of 10/31/05)
Country/Region*	% of Total Value
North America	44.4%
Europe	32.5%
Emerging Markets	11.1%
Bonds, Preferred Stock, & Short-Term Investments	5.7%
Developed Asia ex-Japan	3.5%
Japan	2.8%

*Short-term investments include cash & cash equivalents. Percentages are based on total market value of investment securities. Holdings are subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Economic and Market Overview

The world economy continued to perform well in the twelve-month period ended October 31, 2005, at a pace that exceeded many economists’ expectations. U.S. GDP has expanded for sixteen consecutive quarters, with an annualized growth rate at or above 3.3% in each of the past ten quarters. Strong economic growth in the U.S. is due in part to the wide ranging residential real estate refinancing which has occurred over the past two years. By contrast, the Euro-Zone economy, which has not witnessed the level of home refinancing experienced in the U.S., and faced with structural issues such as labor mobility, has experienced sub-par economic growth, as indicated by 1.8% average annual GDP growth over the last two years. Aside from disappointing results in Europe, other foreign growth exceeded many projections and avoided expectations of a slowdown. While economic growth in China in 2005 is expected to meet or exceed the level achieved in 2004, preliminary expenditure data suggests that the drivers of economic growth will have substantially shifted compared with 2004, as fixed investment growth appears to have moderated. China’s growth has made significant contributions, both direct and indirect, to the Japanese economy, which in the first and second quarters of 2005 witnessed real annualized quarterly GDP growth of 5.7% and 5.0%, respectively. More recently, Japanese domestic demand continued to recover underpinned by strengthening private consumption and business investment.

Although the Euro-Zone economies have experienced lower economic growth relative to the U.S. and Asia in recent quarters, and despite the predominantly weak outlook for the European economy, many European equity markets performed well during the fiscal year. In the twelve-month period, European equity markets returned 12.82% in U.S. dollar terms, as measured by the MSCI EMU Index5 versus 13.86% for the MSCI World Index. The MSCI All Country Pacific Index6 which includes Japan returned 21.92% in U.S. dollar terms over the same period.

4.
The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of May 2005 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5.
The MSCI EMU (European Economic and Monetary Union) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance within EMU. As of May 2005 the MSCI EMU Index consisted of the following 11 developed market country indices: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

6.
The MSCI AC (All Country) Pacific Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Pacific region. As of May 2005, the MSCI AC Pacific Free Index consisted of the following 12 emerging and developed market countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Commonwealth Real Estate Securities Fund

Performance Overview

The Commonwealth Real Estate Securities Fund’s NAV as of October 31, 2005 is $11.85 per share compared to U.S. $10.54 per share on October 31, 2004, an increase of 12.43%. On December 29, 2004, the Real Estate Securities Fund made distributions of $.08 per share. For the twelve months under review, Commonwealth Real Estate Securities Fund posted a 13.11% cumulative total return, assuming reinvestment of gross distributions. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index7, which posted a 17.64% total return for the same period. We do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in fixed income investments. The Fund returns are presented net of fees which means that the Fund’s performance is reduced by applicable fees and expenses whereas the index returns do not include any such fees. Performance data represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund can be found in the Fund’s prospectus. To obtain a prospectus and other information about the Fund, please visit www.commonwealthfunds.com or call 888-345-1898. Please read the prospectus carefully before investing. The principal underwriter of the Fund is Matrix Capital Group, Inc. New York, NY 10017.

The Fund’s underperformance of the MSCI US REIT Index may be explained in part by our strategy of investing in both fixed income and non-REIT real estate related securities (as well as REITs). In addition, the Fund maintained a larger allocation of cash and cash equivalents during a portion of the reporting period as it was looking for opportune times to invest the Fund’s assets. The Fund’s higher allocation in Mortgage REITs, relative to the MSCI US REIT Index, also contributed to the Fund’s underperformance relative to the benchmark.

PORTFOLIO ALLOCATION (As of 10/31/05)
Asset Allocation*	% of Total Value
U.S. REITS	36.6%
U.S. Other Real Estate Companies (i.e., Non-REITs)	17.5%
Bonds, Preferred Stock, & Short-Term Investments	17.5%
International	15.6%
Closed End Funds	8.4%
Exchange Traded Funds	4.4%

*Short-term investments include cash & cash equivalents. Percentages are based on total market value of investment securities. Holdings are subject to change.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Economic and Market Overview

The real estate market once again proved its resiliency amidst a tough operating environment which saw surging energy costs, rising interest rates and heightened inflation concerns. The markets rebounded after a tough first quarter in which the sector suffered its worst performance since 2002. From April to July, the REIT sector recovered the losses it sustained during the first part of the year as the economy strengthened and demand for commercial real estate grew.

The U.S. Federal Reserve continued to raise the target federal funds rate, most recently to 3.75%, up from 1.00% in June 2004. The rate increases finally gained some traction during July as bond yields jumped sharply across the maturity spectrum, possibly signaling that inflation fears may have finally started troubling bond investors. At the same time, REIT yields have decreased by a third from their average in 2001 as the sector’s valuations have increased. Strong REIT performance over the past six years has brought the average dividend yield to parity with the 10-year Treasury note. Although REIT prices have increased, occupancy and rental rates have supported the growth and REIT fundamentals continue to improve. Also during the period, merger and acquisition activity picked up, providing justification for REITs’ valuations.

While increasing rates and the prospects of a housing “bubble” could drive non-dedicated REIT investors out of the sector, there is still plenty of reason for optimism. Recently, REITs have been exposed to a larger audience, and one result is that REITs are gaining acceptance by an increasing number of investors as an attractive asset class. REITs continue to be viewed as a good inflation hedge and studies have shown that they have limited correlation with other asset classes.

7.
The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Portfolio Management Review

In the following interview, senior portfolio manager Robert W. Scharar discusses the Commonwealth International Series Trust’s operations, strategy and the market environment during the twelve-month period ended October 31, 2005.

Who is the advisor?

The Funds’ investment advisor is FCA Corp (“FCA”). FCA is a Registered Investment Advisor located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA and its predecessors have been in business since 1975.

Why do our Funds include shares of foreign companies?

We invest in companies outside the United States because we believe that there are significant investment opportunities in select foreign markets. We also believe that U.S. investors benefit from the diversification that investments outside the United States can provide. For a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential to diminish risk and achieve more consistent long-term performance in the investor’s overall portfolio. International investing also offers exposure to many leading companies and fast growing national economies.

What are Depositary Receipts and how do we use them?

Depositary Receipts (DRs), which include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs), allow non-U.S. companies to offer dollar-denominated securities traded on U.S. stock exchanges or in the over-the-counter market. A Depositary Receipt is a negotiable U.S. security that generally represents a company’s publicly traded equity or debt. Depositary receipts are created by a broker purchasing the non-U.S. company’s shares on the home stock market and delivering those shares to the depositary’s local custodian bank. The custodian bank then instructs the depositary bank to issue Depositary Receipts. (For more information on Depositary Receipts, you may visit the Bank of New York’s Depositary Receipts website, www.adrbny.com.)

Because Depositary Receipts (DRs) trade on a U.S. stock exchange, the Funds may purchase a DR, as opposed to the ordinary shares, thus avoiding additional foreign custodial expenses. In addition, DRs traded in the U.S. are denominated in U.S. Dollars, thus eliminating the need to convert between U.S. Dollars and foreign currencies. When feasible, and if there is adequate liquidity in a company’s DRs, the Funds will generally purchase DRs instead of foreign shares. Although DRs are U.S. dollar denominated securities, the value of the underlying foreign security, as well as fluctuations in foreign currency rates, will have a material impact on the value of the associated DR. The price of the DR may be at a premium or discount to the underlying security it represents. DRs are not available for many foreign securities.

What are some of the factors influencing a Fund’s portfolio turnover?

Each Fund generally invests in equity securities with the view to hold them long-term. The portfolio’s securities are evaluated on their long-term prospects. The Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions; or selling securities to cover Fund redemptions. Higher levels of portfolio activity by a Fund may result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders.

COMMONWEALTH INTERNATIONAL SERIES TRUST

What is Fund Share turnover and how can it impact Fund performance?

Fund share turnover represents the purchase and sale of the shares of the Commonwealth International Series Trust by investors. Higher levels of fund share turnover may have the following effects, among others: higher portfolio turnover and costs which are borne by all shareholders; the amount of a Fund’s assets maintained in short-term investments; and the amount of Fund borrowings which may adversely impact Fund investment performance. For the twelve-month period ended 10/31/05, Fund share turnover in both the Australia/New Zealand Fund and the Japan Fund declined, relative to the twelve-month period ended 10/31/04, but remained above industry averages.

How can the size of a Fund impact the Fund’s expense ratio?

The operating expense ratios of Funds that invest overseas can be expected to be higher than those of mutual funds investing exclusively in securities of United States issuers, since certain costs (such as custodial, valuation, brokerage and communications) are higher when investing abroad. As with every mutual fund, size has an impact on the expense ratio. Typically, larger funds can have lower expense ratios as there is more of an opportunity to spread out among a greater number of shareholders the fixed and semi-fixed costs necessary to operate. These expenses are allocated on a daily basis among all shareholders. This can be evidenced by Commonwealth’s own Australia/New Zealand Fund which grew from assets of $4.53 million and an expense ratio of 5.74% on 10/31/01 to assets of $52.98 million and an expense ratio of 2.12% on 10/31/05.

Other Matters

Government and self-regulatory authorities have instituted investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing and record retention, among other matters. Those investigations cover investment advisors, distributors and transfer agents of mutual funds, including the Commonwealth Funds and their Advisor, as previously disclosed in the Funds’ 2005 Semi-Annual Report to its shareholders filed with the SEC.

As a result of its investigation of the Commonwealth Funds and the Advisor, the SEC staff has advised that it is considering recommending that the SEC bring a civil injunctive action and/or administrative proceeding against the Advisor, the Funds’ President and the Commonwealth Funds’ Trustees alleging violations of U.S. securities laws relating to the adequacy of the Funds' prospectus disclosure regarding the volume of, and the Funds’ policies governing, frequent short-term transactions in the Funds, as well as the purported use of the Funds' line of credit in excess of the Funds' borrowing limits.  There are no allegations that anyone at the Advisor or the Commonwealth Funds entered into any agreements or arrangements with market timers to permit market timing transactions in violation of Fund policies, that late trading occurred, or that anyone at the Advisor engaged in any deceptive practices to circumvent Fund policies.

Throughout the SEC’s investigation, the Advisor and the Commonwealth Funds have complied with the various numerous requests to furnish documents and testimony and will continue to cooperate with the SEC in this investigation.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Expenses are being incurred by the Commonwealth Funds in connection with this investigation which impact the net assets of the Commonwealth Funds and impact each Commonwealth Fund’s NAV and the value of the investment made by each of the Commonwealth Funds’ shareholders. There can be no assurance that this investigation will not result in reduced sales and increased redemptions of shares of the Commonwealth Funds, which could increase Commonwealth Funds’ transaction costs and operating expenses, or have other material adverse impacts on the Commonwealth Funds.

Under SEC procedures, an opportunity to respond to the staff is available before the staff makes a formal recommendation to the SEC and such a response has been submitted on behalf of the Advisor, the Funds’ President and the Funds’ Trustees.  If the SEC determines to pursue the action and is successful, there may be a material adverse effect on the Funds, including sales, redemptions and expenses as well as a potential, in the event the SEC determines to pursue the follow on action and is successful, that the Advisor may not be able to continue to serve as the Funds’ investment advisor and/or that the Trustees may no longer be able to serve as Fund Trustees.

In Closing: As we look forward to the beginning of the fifteenth year since we started the Commonwealth Australia/New Zealand Fund, we would like to take this opportunity to thank you for your support and continued interest. We truly value our investors. If you have any questions, please feel free to contact us.

Robert W. Scharar	Wesley R. Yuhnke	Carlos Rubio
President and Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series	Commonwealth International Series	Commonwealth International Series

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus which may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

We advise you to consider the Funds’ objectives, risks, charges and expenses carefully before investing. The prospectus contains information about those and other important matters relating to the Funds. Please read the prospectus carefully before you invest.

COMMONWEALTH INTERNATIONAL SERIES TRUST
INFORMATION ABOUT YOUR FUNDS’ EXPENSES

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12-B1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (04/30/05) and held for the entire period of 04/30/05 through 10/31/05. Please note that this table is unaudited. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 04/30/05). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with costs associated with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

COMMONWEALTH INTERNATIONAL SERIES TRUST
INFORMATION ABOUT YOUR FUNDS’ EXPENSES

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return (in parentheses)	Beginning Account Value 04/30/05	Ending Account Value 10/31/05	Expenses Paid During Period*
Australia/New Zealand Fund (4.32%)	$1,000.00	$1,043.20	$12.05
Japan Fund (16.25%)	1,000.00	1,162.50	16.90
Global Fund (6.66%)	1,000.00	1,066.60	12.55
Real Estate Securities Fund (6.76%)	1,000.00	1,067.60	13.19

Hypothetical 5% Fund Return	Beginning Account Value 04/30/05	Ending Account Value 10/31/05	Expenses Paid During Period*
Australia/New Zealand Fund	$1,000.00	$1,013.41	$11.88
Japan Fund	1,000.00	1,009.58	15.70
Global Fund	1,000.00	1,013.06	12.23
Real Estate Securities Fund	1,000.00	1,012.45	12.83

*Expenses are equal to the Funds’ annualized expense ratios of 2.34%, 3.10%, 2.41% and 2.53% for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Comparison of Change in Value of a $10,000 Investment in Commonwealth Australia/New Zealand Fund* and the NZSCI**, NZSE50FG*** and AS30**** Indices

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares. Otherwise, returns would have been lower. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds' prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

	Average Annual Total Return as of October 31, 2005
	1 Year	5 Year	10 Year
Commonwealth Australia/New Zealand Fund	11.08%	21.08%	6.30%
New Zealand Small Companies Index	15.41%	34.34%	16.38%
New Zealand Limited 50 Free Float Total Return Index	19.79%	—	—
Australian All Ordinaries Index	22.59%	20.45%	—

COMMONWEALTH INTERNATIONAL SERIES TRUST

*	The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any.

**
New Zealand Small Companies Index is capitalization-weighted index of all New Zealand equities excluding those on the New Zealand Stock Exchange 40 Index. It is not possible to invest directly into an index.

***
The New Zealand Exchange Limited 50 Free Float Total Return Index is a modified market capitalization weighted index. This index consists of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Exchange Limited. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

****
The Australian All Ordinaries Index is a cap-weighted index. The index is made up of the largest 500 companies as measured by market cap that are listed on the Australian Stock Exchange. The index was developed with a base value of 500 as of 1979. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Comparison of Change in Value of a $10,000 Investment in Commonwealth Japan Fund* and the TOPIX**

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares. Otherwise, returns would have been lower. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds' prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

	Average Annual Total Return as of October 31, 2005
	1 Year	5 Year	10 Year
Commonwealth Japan Fund	14.96%	(5.95)%	(4.69)%
TOPIX	22.29%	0.57%	(0.24)%

*	The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any.

**
The TOPIX, also known as the Tokyo Stock Price Index, is a capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of 1/04/68. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Comparison of Change in Value of a $10,000 Investment in Commonwealth Global Fund * ** and the MSCI World Index***

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares. Otherwise, returns would have been lower. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds' prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

	Average Annual Total Return as of October 31, 2005
	1 Year	Inception*
Commonwealth Global Fund	11.68%	16.27%
MSCI World Index	13.86%	16.33%

*	The Commonwealth Global Fund commenced operations on December 3, 2002

**	The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any.

***
The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of May 2005 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

COMMONWEALTH INTERNATIONAL SERIES TRUST

Comparison of Change in Value of a $10,000 Investment in Commonwealth Real Estate Securities Fund* ** and the MSCI US REIT Index***

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares. Otherwise, returns would have been lower. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. This and other information can be found in the Funds' prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds’ directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

	Average Annual Total Return As of October 31, 2005
	1 Year	Inception*

Commonwealth Real Estate Securities Fund	13.11%	10.13%
MSCI US REIT Index	17.64%	21.02%

*	Real Estate Securities Fund commenced operations on January 5, 2004

**
The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged, do not incur fees and it is not possible to invest directly in any index.

***
The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. MSCI started calculating and maintaining the MSCI US REIT Index on June 20, 2005. Prior to this date the MSCI US REIT Index (then known as the Morgan Stanley REIT Index) was calculated and maintained by the AMEX.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value

AUSTRALIA (29.22%)

COMMON STOCK (22.00%)

ADVERTISING (0.42%)
STW Communications Group, Ltd. F	101,578	$222,479

AIRLINES (0.50%)
Qantas Airways, Ltd. F	104,270	267,118

BANKS (1.67%)
National Australia Bank, Ltd. - ADR	4,000	496,040
Westpac Banking Corp. - ADR	5,000	390,350
		886,390

BUILDING MATERIALS (2.01%)
James Hardie Industries NV F	25,000	159,412
James Hardie Industries NV - ADR	5,200	167,440
Rinker Group, Ltd. F	65,000	736,825
		1,063,677

COMMERCIAL SERVICES (0.36%)
Brambles Industries, Ltd. F	30,000	190,136

CONTAINERS (1.13%)
Amcor, Ltd. - ADR	30,000	597,000

DIVERSIFIED HOLDINGS (0.97%)
Patrick Corp., Ltd. F	100,000	511,895

FINANCIAL SERVICES (0.71%)
Perpetual Trustees Australia, Ltd. F	8,000	375,992

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
FOOD & BEVERAGES (2.63%)
Burns Philp & Co., Ltd. * F	600,000	$512,089
Coca-Cola Amatil, Ltd. F	80,884	461,530
Foster's Group, Ltd. F	40,000	173,852
Woolworths, Ltd. F	20,000	244,224
		1,391,695

HEALTHCARE (0.52%)
Sonic Healthcare, Ltd. F	25,000	273,689

HOUSEHOLD PRODUCTS (0.42%)
Corporate Express Australia, Ltd. F	50,000	224,862

INSURANCE (1.64%)
Promina Group, Ltd. F	130,000	471,415
QBE Insurance Group, Ltd. F	30,000	400,102
		871,517

LEISURE & RECREATION (0.45%)
Tattersall's, Ltd. *	100,000	236,103

MANUFACTURING (0.95%)
Nylex, Ltd. * F	1,000,000	180,439
Wesfarmers, Ltd. F	12,000	320,926
		501,365

MINING (4.67%)
BHP Billiton, Ltd. - ADR	32,000	993,600
Jubilee Mines NL F	55,000	267,299
Oxiana, Ltd. * F	300,000	300,247
Rio Tinto Plc - ADR	6,000	915,720
		2,476,866

MULTIMEDIA (0.71%)
News Corp.	25,000	376,500

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

OIL & GAS (1.12%)	Shares	Value
Origin Energy, Ltd. F	117,702	591,438

RETAIL (0.48%)
Just Group, Ltd. F	140,000	255,366

UTILITIES (0.64%)
Australian Gas Light Co., Ltd. F	30,000	340,239

TOTAL COMMON STOCK (Cost $9,049,011)		11,654,327

BONDS (6.74%)
Australia & New Zealand Banking Group, Ltd., 3.75%, due 01/05/09 #	300,000	290,190
Australia Government Bond, 6.75%, due 11/15/06 †	1,000,000	757,322
BHP Billiton Finance USA, Ltd., 4.80%, due 04/15/13	300,000	294,313
CBA Capital Australia, Ltd., 7.71%, due 04/15/15 #	300,000	214,990
Citigroup, Inc., 5.75%, due 02/23/07 †	500,000	373,162
Hanson Australia Funding, Ltd., 5.25%, due 03/15/13	250,000	246,476
National Australia Bank, Ltd., 4.30%, due 07/10/06 †	300,000	221,749
Nestle Australia, Ltd., 4.75%, due 11/21/05 †	1,000,000	747,188
Telstra Corp, Ltd., 6.375%, due 04/01/12 †	400,000	424,563
TOTAL BONDS (Cost $3,616,713)		3,569,953

INVESTMENT COMPANIES (0.48%)
Macquarie Infrastructure Group F (Cost $284,864)	100,000	257,098

TOTAL AUSTRALIA (Cost $12,950,588)		15,481,378

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
NEW ZEALAND (57.03%)

COMMON STOCK (31.39%)

AGRICULTURE (2.77%)
Allied Farmers, Ltd. F	285,968	$476,413
PGG Wrightson, Ltd. F	607,263	992,258
		1,468,671

APPLIANCES (1.61%)
Fisher & Paykel Appliances Holdings, Ltd. F	250,000	564,665
Scott Technology, Ltd. F	195,245	290,428
		855,093

BUILDING MATERIALS (1.28%)
Fletcher Building, Ltd. F	100,000	550,234
Tenon, Ltd. *	50,000	129,470
		679,704

CHEMICALS (1.01%)
Nuplex Industries, Ltd. F	186,355	535,616

COMMERCIAL SERVICES (1.24%)
Mowbray Collectables, Ltd.	300,000	335,923
Taylors Group, Ltd. F	249,050	322,864
		658,787

FINANCIAL SERVICES (1.05%)
Ashburton Building Society, Ltd.	133,701	421,061
Loan & Building Society	44,492	134,513
		555,574

FOREST PRODUCTS & PAPER (0.19%)
Evergreen Forests, Ltd. * F	448,500	100,190

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

HEALTHCARE (4.96%)	Shares	Value
Fisher & Paykel Healthcare Corp. F	403,195	$982,183
Ryman Healthcare, Ltd. F	250,000	832,144
Wakefield Hospital, Ltd. F	186,532	811,008
		2,625,335

LEISURE & RECREATION (1.97%)
Gullivers Travel Group, Ltd. F	528,500	506,641
Tourism Holdings, Ltd. F	455,000	538,364
		1,045,005

MANUFACTURING (0.68%)
Skellmax Industries, Ltd. F	400,000	358,346

MULTIMEDIA (1.85%)
CanWest MediaWorks NZ, Ltd. F	300,000	374,806
Sky Network Television, Ltd. *	139,745	605,376
		980,182

PORTS (2.64%)
Port of Tauranga, Ltd. F	175,000	486,078
South Port New Zealand, Ltd.	1,027,930	913,620
		1,399,698

REAL ESTATE (3.74%)
AMP NZ Office Trust F	500,000	332,039
Calan Healthcare Properties Trust F	901,813	707,364
ING Property Trust F	858,633	691,461
Kiwi Income Property Trust F	303,995	249,361
		1,980,225

RENTAL EQUIPMENT (1.29%)
Hirequip New Zealand, Ltd. F	1,047,500	682,865

STEEL (0.82%)
Steel & Tube Holdings, Ltd. F	140,000	431,767

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
TELECOMMUNICATIONS (0.29%)
Team Talk, Ltd.	100,000	$153,965

TEXTILES (0.53%)
Feltex Carpets, Ltd. F	750,000	279,026

TRANSPORTATION (0.33%)
Toll NZ, Ltd. *	70,000	176,359

UTILITIES (1.41%)
Infratil, Ltd. F, a	333,274	743,973

WASTE MANAGEMENT (1.73%)
Waste Management NZ, Ltd. F	222,154	917,860

TOTAL COMMON STOCK (Cost $12,452,915)		16,628,241

BONDS (20.54%)
ANZ National Bank, Ltd., 7.04%, due 07/23/12 #	1,000,000	709,497
Dunedin City Treasury, Ltd., 7.50%, due 10/15/07 #	1,000,000	702,498
Evergreen Forests, Ltd., zero coupon, due 03/19/09 #	103,051	106,736
Fletcher Building Finance, Ltd., 8.60%, due 03/15/08 #	775,000	555,230
Fonterra Cooperative Group, Ltd. Perpetual Variable Rate Notes, 7.90% # **	1,500,000	1,130,590
Global Corporate Credit, Ltd. Credit Linked Notes, 7.20%, due 12/30/08 #	1,000,000	708,587
Global Corporate Credit, Ltd. Credit Linked Notes, 8.25%, due 12/30/08 #	800,000	543,075
Global Equity Market Securities, Ltd., zero coupon, due 01/18/08 #	3,350,000	2,696,130
GPG Finance Plc, 8.70%, due 12/15/08 #	1,500,000	1,081,566
Housing Corp of New Zealand, 8.00%, due 11/15/06 #	300,000	211,629
National Bank of New Zealand, 6.87%, due 04/18/11 #	500,000	340,227
New Zealand Government Bond, 6.50%, due 02/15/06 #	2,500,000	1,747,901
TCNZ Finance, Ltd., 7.50%, due 09/15/06 #	500,000	349,580
TOTAL BONDS (Cost $9,588,897)		10,883,246

INVESTMENT COMPANIES (4.40%)
AMP Investments' World Index Fund F	749,937	609,229
ASB Capital, Ltd. F	500,000	359,472
New Zealand Investment Trust Plc F	220,169	1,210,737
Smartshares - NZSX 50 Portfolio Index Fund F	142,386	152,251
TOTAL INVESTMENT COMPANIES (Cost $1,959,271)		2,331,689

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
SHORT TERM INVESTMENTS (0.70%)
Forsyth Barr Money Market (Cost $349,052)	526,900	$368,745

TOTAL NEW ZEALAND (Cost $24,350,135)		30,211,921

UNITED STATES (10.69%)

INVESTMENT COMPANIES (4.77%)
Aberdeen Asia-Pacific Income Fund, Inc.	58,200	335,232
iShares MSCI Australia Index Fund	50,000	925,500
iShares MSCI Pacific ex-Japan Index Fund	13,000	1,268,800
TOTAL INVESTMENT COMPANIES (Cost $2,302,662)		2,529,532

SHORT TERM INVESTMENTS (5.92%)
Fifth Third Bank Repurchase Agreement, 3.22%, dated 10/31/05, due 11/01/05, repurchase price $3,136,608 (collateralized by FHLMC, 4.00%, due 06/12/13, market value $3,231,006) (Cost $3,136,327)	3,136,327	3,136,327

TOTAL UNITED STATES (Cost $5,438,989)		5,665,859

TOTAL INVESTMENTS (Cost $42,739,712) (96.94%)		$51,359,158

OTHER ASSETS IN EXCESS OF LIABILITIES, NET (3.06%)		1,620,865

NET ASSETS — (100%)		$52,980,023

*	Non-income producing investment.
**	Rate shown represents the rate at October 31, 2005, is subject to change and resets annually.
†	Principal amount shown is in Australian Dollars; Value shown is in U.S. Dollars.
#	Principal amount shown is in New Zealand Dollars; Value shown is in U.S. Dollars.
[a]	Includes 55,545 warramts, valued at $31,876 as of October 31, 2005. The warrants allow for the purchase of one share per one share held at a strike price of 3.50 NZD and expire on July 10, 2009.
F
These securities were valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at October 31, 2005 is $23,828,315, which represents 44.98% of total net assets.

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005
	Shares	Value

COMMON STOCK (73.40%)

AUTOMOBILE MANUFACTURERS (2.35%)
Nissan Motor Co., Ltd. - ADR	5,000	$104,750
Toyota Motor Corp. - ADR	1,000	92,810
		197,560

AUTOMOBILE PARTS & EQUIPMENT (2.30%)
NGK Spark Plug Co., Ltd. F	12,000	192,825

BANKS (3.59%)
Mitsubishi UFJ Financial Group, Inc. - ADR	15,000	190,350
Sumitomo Mitsui Financial Group, Inc. F	12	110,830
		301,180

BUILDING MATERIALS (1.29%)
Taiheiyo Cement Corp. F	30,000	108,419

CHEMICALS (2.56%)
JSR Corp. F	4,000	94,295
Kansai Paint Co., Ltd. F	20,000	120,357
		214,652

COMPUTERS (2.19%)
Melco Holdings, Inc. F	3,000	82,894
TDK Corp. - ADR	1,500	101,250
		184,144

DISTRIBUTION/WHOLESALE (1.67%)
Marubeni Corp. F	30,000	140,608

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
ELECTRONICS (6.28%)
Advantest Corp. - ADR	5,000	$91,500
Fanuc, Ltd. F	1,500	118,213
Keyence Corp. F	500	115,056
TOYO Corp. F	8,000	99,009
Yokogawa Electric Corp. F	7,000	103,138
		526,916

ENGINEERING & CONSTRUCTION (1.61%)
Kajima Corp. F	26,000	135,326

HEALTHCARE - PRODUCTS (3.34%)
Hoya Corp. F	2,400	84,062
Nakanishi, Inc. F	1,500	196,479
		280,541

HOME FURNISHINGS (2.93%)
Alpine Electronics, Inc. F	8,000	120,938
Matsushita Electric Industrial Co., Ltd. - ADR	6,800	125,120
		246,058

INSURANCE (4.83%)
Aflac, Inc.	3,000	143,340
Millea Holdings, Inc. - ADR	1,500	136,455
T&D Holdings, Inc. F	2,000	125,774
		405,569

LEISURE & RECREATION (2.78%)
Resorttrust, Inc. F	3,600	101,245
Sankyo Co., Ltd. F	2,500	132,202
		233,447

MACHINERY (4.58%)
Kubota Corp. - ADR	4,000	146,080
Meidensha Corp. F	38,000	118,428
Nidec Corp. - ADR	4,000	120,040
		384,548

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005
	Shares	Value
PHARMACEUTICALS (3.00%)
Chugai Pharmaceutical Co., Ltd. F	6,500	$142,332
Takeda Pharmaceutical Co., Ltd. F	2,000	109,631
		251,963

PRINTING (1.52%)
Tosho Printing Co., Ltd. F	30,000	127,536

REAL ESTATE (5.39%)
Sumitomo Realty & Development Co., Ltd. F	8,000	129,423
Tokyo Tatemono Co., Ltd. F	15,000	124,441
Tokyu Land Corp. F	25,000	198,917
		452,781

RETAIL (3.98%)
Sundrug Co., Ltd. F	2,000	112,892
Yamada Denki Co., Ltd. F	2,500	220,827
		333,719

TELECOMMUNICATIONS (1.42%)
Nippon Telegraph & Telephone Corp. - ADR	5,000	119,550

TEXTILES (1.76%)
Ichikawa Co., Ltd. F	35,000	147,567

TIRE & RUBBER (1.47%)
Sumitomo Rubber Industries, Inc. F	10,000	123,127

TRANSPORTATION (7.58%)
East Japan Railway Co. F	15	89,126
Hankyu Holdings, Inc. F	22,000	93,676
Keihin Electric Express Railway Co., Ltd. F	13,000	83,129
Keio Corp. F	18,000	103,876
Nippon Yusen KK F	15,000	90,755
Tobu Railway Co., Ltd. F	18,000	77,104
Yamato Holdings Co., Ltd. F	6,000	98,834
		636,500

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
UTILITIES (4.98%)
Hokkaido Electric Power Co., Inc. F	6,000	$124,145
Toho Gas Co., Ltd. F	35,000	150,712
Tohoku Electric Power Co., Inc. F	7,000	142,820
		417,677

TOTAL COMMON STOCK (Cost $4,201,379)		6,162,213

INVESTMENT COMPANIES (10.77%)
iShares MSCI Japan Index Fund	10,000	121,100
iShares S&P/TOPIX 150 Index Fund	2,000	209,000
Japan Equity Fund, Inc. *	20,000	170,200
Japan Smaller Capitalization Fund, Inc. *	14,000	235,480
Morgan Stanley Asia Pacific Fund, Inc.	12,000	168,240

TOTAL INVESTMENT COMPANIES (Cost $692,483)		904,020

BONDS (5.37%)	Principal
Bank of Tokyo-Mitsubishi, Ltd., 8.40%, due 04/15/10	48,000	53,986
Osaka Gas Co., Ltd., 7.125%, due 02/07/07	200,000	205,659
Toyota Motor Credit Corp., Step-up Bond, due 02/04/25	200,000	190,952

TOTAL BONDS (Cost $459,602)		450,597

INDEX-LINKED NOTES (1.14%)
Merrill Lynch Nikkei 225 MITTS, 0.00%, due 08/04/06 * # (Cost $94,564)	10,000	96,000

SHORT TERM INVESTMENTS (8.58%)
Fifth Third Bank Repurchase Agreement, 3.22%, dated 10/31/05, due 11/01/05, repurchase price $720,465 (collateralized by FHLMC, 4.00%, due 06/12/13, market value $742,606) (Cost $720,401)	720,401	720,401

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH JAPAN FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Expiration Date -
	Exercise Price	Contracts	Value
CALL OPTIONS PURCHASED (0.19%)
Sony Corp. (Cost $26,865)	1/21/2006 - 25	20	$15,600

TOTAL INVESTMENTS (Cost $6,195,294) (99.45%)			$8,348,831
OTHER ASSETS IN EXCESS OF LIABILITIES, NET (0.55%)			46,582
NET ASSETS — (100%)			$8,395,413

*	Non-income producing investment
#
Market Index Target-Term Securities (MITTS) due August 4, 2006 are debt securities of Merrill Lynch & Co., Inc. The principal amount is $10 and have no periodic interest payments. At maturity, the holder is entitled to receive the principal amount $10, plus a Supplemental Redemption Amount of $10 x (Ending Index Value - Starting Index value)/Starting Index Value.

F
These securities were valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at October 31, 2005 is $4,790,968, which represents 57.07% of total net assets.

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
COMMON STOCK (81.01%)

BRAZIL (2.01%)
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	10,000	$160,500
Cia Vale do Rio Doce - ADR #	6,000	247,980
		408,480

CANADA (2.17%)
ATI Technologies, Inc. *	15,000	216,750
Vitran Corp., Inc. *	13,000	225,030
		441,780

FRANCE (4.32%)
BNP Paribas - ADR	6,000	227,273
France Telecom SA - ADR	5,000	129,950
Lafarge SA - ADR	5,000	103,100
Thomson - ADR	6,200	117,056
Total SA - ADR	1,600	201,632
Vivendi Universal SA - ADR	3,200	100,544
		879,555

GERMANY (3.96%)
Deutsche Bank AG - ADR	3,000	280,800
E.ON AG - ADR	3,000	90,630
Puma AG Rudolf Dassler Sport - ADR	500	126,063
SAP AG - ADR	2,000	85,880
Siemens AG - ADR	3,000	223,260
		806,633

GREAT BRITAIN (9.60%)
Anglo American Plc - ADR	6,500	193,895
BAA Plc - ADR	10,000	108,605
British Airways Plc - ADR * #	3,800	202,958
GlaxoSmithKline Plc - ADR	8,000	415,920
Intercontinental Hotels Group Plc - ADR	22,677	283,236

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

Shares	Value
Lloyds TSB Group Plc - ADR	6,900	$227,769
National Grid Transco Plc - ADR	3,071	140,775
Signet Group Plc - ADR	8,000	144,720
Tate & Lyle Plc - ADR	4,000	131,282
Vodafone Group Plc - ADR	4,000	105,040
		1,954,200

GUERNSEY (1.30%)
Amdocs, Ltd. *	10,000	264,700

HONG KONG (1.04%)
Cathay Pacific Airways, Ltd. - ADR	10,800	84,632
China Netcom Group Corp.( Hong Kong), Ltd. - ADR	4,000	126,960
		211,592

INDIA (1.83%)
ICICI Bank, Ltd. - ADR	10,000	236,500
Satyam Computer Services, Ltd. - ADR	4,000	136,720
		373,220

MEXICO (1.08%)
Grupo Televisa SA - ADR	3,000	219,300

NETHERLANDS (3.76%)
ABN AMRO Holding NV - ADR	10,153	241,032
ING Groep NV - ADR	10,842	312,900
Unilever NV - NY	3,000	210,930
		764,862

PORTUGAL (0.90%)
Portugal Telecom SGPS SA - ADR	20,300	182,903

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

Shares	Value

SOUTH KOREA (2.97%)
Kookmin Bank - ADR	4,600	$268,732
Korea Electric Power Corp. - ADR	8,000	130,640
KT Corp. -ADR	9,500	204,725
		604,097

SPAIN (3.13%)
Banco Santander Central Hispano SA - ADR	17,000	215,730
Endesa SA - ADR	5,000	123,950
Repsol YPF SA - ADR	10,000	298,100
		637,780

SWITZERLAND (2.90%)
Nestle SA - ADR	3,100	230,501
STMicroelectronics NV - NY	14,000	230,580
UBS AG - ADR #	1,500	128,505
		589,586

TAIWAN (0.65%)
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	16,499	133,312

UNITED STATES (39.39%)
Activision, Inc. *	17,798	280,675
AGCO Corp. *	12,000	191,880
American National Insurance	2,998	353,554
Applied Industrial Technologies, Inc.	3,750	123,563
BJ's Wholesale Club, Inc. * #	5,075	144,536
Bunge, Ltd.	6,500	337,610
Chemed Corp.	5,200	250,016
Cimarex Energy Co. *	4,150	162,929
Compass Bancshares, Inc.	6,150	299,874
Conmed Corp. *	9,720	233,086
Continental Airlines, Inc. *	10,000	129,500
Cooper Cos, Inc. #	4,500	309,780
Coventry Health Care, Inc. *	3,000	161,970

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

Shares	Value
Dentsply International, Inc.	3,350	$184,719
DST Systems, Inc. *	3,885	218,026
Headwaters, Inc. * #	10,000	318,400
International Rectifier Corp. *	5,000	147,950
IVAX Corp. *	5,000	142,750
Kinetic Concepts, Inc. *	1,700	61,030
Lubrizol Corp.	5,055	210,237
Lyondell Chemical Co.	5,000	134,000
Maverick Tube Corp. *	4,000	123,840
Metris Cos., Inc. *	13,000	190,970
Michaels Stores, Inc. #	5,100	168,708
Microchip Technology, Inc.	3,455	104,237
National Oilwell Varco, Inc. * #	3,633	226,954
Nautilus, Inc.	7,500	135,975
Noble Corp.	2,000	128,760
Norfolk Southern Corp.	9,000	361,800
Pentair, Inc.	8,760	284,612
PerkinElmer, Inc.	10,000	220,700
Prudential Financial, Inc.	3,000	218,370
Quanex Corp.	4,325	250,461
SanDisk Corp. *	5,000	294,450
SCANA Corp.	3,075	121,985
Scotts Miracle-Gro Co.	2,000	175,580
Smith International, Inc. #	4,490	145,476
Sovereign Bancorp, Inc.	9,325	201,140
Todco	4,000	179,000
Westar Energy, Inc.	4,000	88,400
		8,017,503

TOTAL COMMON STOCK (Cost $13,256,297)		16,489,503

INVESTMENT COMPANIES (12.99%)
Commonwealth Australia/New Zealand Fund (a)	34,855	572,673
Commonwealth Japan Fund * (a)	36,589	151,844
Europe Fund, Inc.	15,300	173,196
iShares Cohen & Steers Realty Majors Index Fund	1,800	129,096

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

Shares	Value
iShares MSCI EMU Index Fund	2,000	$148,040
iShares MSCI Japan Index Fund	16,000	193,760
iShares Russell 2000 Index Fund	2,800	178,948
iShares Russell Midcap Growth Index Fund	2,600	228,826
iShares S&P Europe 350 Index Fund	1,500	117,150
iShares S&P Latin America 40 Index Fund	1,500	173,400
iShares S&P/TOPIX 150 Index Fund	2,000	209,000
Latin American Discovery Fund, Inc.	9,000	228,780
Morgan Stanley Asia Pacific Fund, Inc.	10,000	140,200
TOTAL INVESTMENT COMPANIES (Cost $2,066,014)		2,644,913

BONDS (0.94%)	Principal
Toyota Motor Credit Corp., Step-up Bond, due 02/04/25 (Cost $197,430)	200,000	190,952

PREFERRED STOCK (1.24%)	Shares
Equity Office Properties Trust	1,000	50,500
HSBC USA, Inc.	8,000	201,760
TOTAL PREFERRED STOCK (Cost $247,810)		252,260

SHORT TERM INVESTMENTS (3.43%)	Principal
Fifth Third Bank Repurchase Agreement, 3.22%, dated 10/31/05, due 11/01/05, repurchase price $698,870 (collateralized by FHLMC, 4.00%, due 06/12/13, market value $720,653) (Cost $698,807)	698,807	$698,807

TOTAL INVESTMENTS (Cost $16,466,358) (99.61%)		$20,276,435
CALL OPTIONS WRITTEN (Proceeds $80,836) (-0.33%)		(67,915)
OTHER ASSETS IN EXCESS OF LIABILITIES, NET (0.72%)		147,815
NET ASSETS — (100%)		$20,356,335

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH GLOBAL FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Expiration Date -
CALL OPTIONS WRITTEN (-0.33%)	Exercise Price	Contracts (b)	Value
BJ's Wholesale Club, Inc.	3/18/06 - 30	50	(8,750)
British Airways Plc	12/17/05 - 55	18	(2,700)
Cia Vale do Rio Doce - ADR	3/18/06 - 40	20	(9,400)
Cia Vale do Rio Doce - ADR	1/20/07 - 40	40	(29,200)
Cooper Cos., Inc.	2/18/06 - 80	25	(1,875)
Headwaters, Inc.	2/18/06 - 40	20	(1,400)
Headwaters, Inc.	2/18/06 - 45	20	(300)
Michaels Stores, Inc.	3/18/06 - 35	25	(4,375)
National Oilwell Varco, Inc.	2/18/06 - 70	15	(3,675)
Smith International, Inc.	4/22/06 - 37.5	24	(3,240)
UBS AG - ADR	3/18/06 - 90	15	(3,000)
TOTAL CALL OPTIONS WRITTEN (Proceeds $80,836)			$(67,915)

#	Call options have been written by the Fund against these positions.
*	Non-income producing investment
ADR	American Depositary Receipt
NY	New York Share
(a)	Affiliated by having the same Investment Advisor.
(b)	Each contract is equivalent to 100 shares.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value

COMMON STOCK (68.18%)

BUILDING MATERIALS (10.63%)
Cemex SA de CV - ADR	5,611	292,165
CRH Plc - ADR	9,200	231,840
James Hardie Industries NV - ADR	5,200	167,440
Lafarge SA - ADR	5,000	103,100
Rinker Group, Ltd. - ADR	4,000	227,000
Universal Forest Products, Inc.	1,800	99,612
USG Corp. # *	3,500	206,920
		1,328,077

DISTRIBUTION/WHOLESALE (1.32%)
Wolseley Plc - ADR	4,000	164,800

FINANCIAL SERVICES (1.03%)
Delta Financial Corp.	17,000	128,520

HOME BUILDERS (1.80%)
Desarrolladora Homex SA de CV - ADR *	7,500	224,175

INSURANCE (2.33%)
First American Corp.	3,500	153,370
Stewart Information Services Corp.	2,700	137,511
		290,881

LODGING (1.40%)
Starwood Hotels & Resorts Worldwide, Inc.	3,000	175,290

REAL ESTATE (5.16%)
Alto Palermo SA - ADR	17,000	173,230
Hang Lung Properties, Ltd. - ADR	18,000	128,864
IRSA Inversiones y Representaciones SA - GDR *	10,000	115,700
St Joe Co.	1,500	98,925
WP Carey & Co. LLC	5,000	128,250
		644,969

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - APARTMENTS (4.30%)
Camden Property Trust	3,900	$219,765
Education Realty Trust, Inc.	5,500	85,250
GMH Communities Trust	15,500	232,035
		537,050

REAL ESTATE INVESTMENT TRUSTS - DIVERSIFIED (2.68%)
PS Business Parks, Inc.	3,500	162,890
Trustreet Properties, Inc.	3,500	52,605
Washington Real Estate Investment Trust	4,000	119,400
		334,895

REAL ESTATE INVESTMENT TRUSTS - HEALTH CARE (0.96%)
Senior Housing Properties Trust	6,800	120,428

REAL ESTATE INVESTMENT TRUSTS - HOTELS (8.28%)
DiamondRock Hospitality Co.	12,000	133,800
Equity Inns, Inc.	11,000	143,440
Hersha Hospitality Trust	12,000	117,600
Highland Hospitality Corp.	17,300	181,823
Host Marriott Corp.	9,800	164,542
Strategic Hotel Capital, Inc.	10,000	169,900
Winston Hotels, Inc.	11,900	122,689
		1,033,794

REAL ESTATE INVESTMENT TRUSTS - MANUFACTURED HOMES (1.07%)
American Land Lease, Inc.	5,600	133,224

REAL ESTATE INVESTMENT TRUSTS - MORTGAGE (1.88%)
Aames Investment Corp.	12,000	71,880
American Mortgage Acceptance Co.	4,000	56,000
RAIT Investment Trust	4,000	106,240
		234,120

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Values
REAL ESTATE INVESTMENT TRUSTS - OFFICE PROPERTY (5.67%)
American Financial Realty Trust	12,000	$147,720
CarrAmerica Realty Corp.	3,000	98,790
Equity Office Properties Trust	4,100	126,280
HRPT Properties Trust	10,100	110,191
Kilroy Realty Corp.	2,400	134,760
Maguire Properties, Inc.	3,000	90,000
		707,741

REAL ESTATE INVESTMENT TRUSTS - REGIONAL MALLS (1.53%)
General Growth Properties, Inc.	4,500	191,160

REAL ESTATE INVESTMENT TRUSTS - SHOPPING CENTERS (4.99%)
Acadia Realty Trust	4,800	91,200
Agree Realty Corp.	4,400	118,580
Kite Realty Group Trust	10,000	147,800
Saul Centers, Inc.	4,100	143,500
Weingarten Realty Investors	3,450	122,682
		623,762

REAL ESTATE INVESTMENT TRUSTS - STORAGE (2.87%)
Extra Space Storage, Inc.	13,200	192,720
Public Storage, Inc.	2,500	165,500
		358,220

REAL ESTATE INVESTMENT TRUSTS - WAREHOUSE/INDUSTRIAL (1.67%)
First Industrial Realty Trust, Inc.	2,500	101,575
Prologis	2,500	107,500
		209,075

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

	Shares	Value
RETAIL (3.27%)
Home Depot, Inc.	3,300	$135,432
Kingfisher Plc - ADR	12,000	90,071
Lowe's Cos., Inc.	3,000	182,310
		407,813

SAVINGS AND LOANS (5.34%)
Independence Community Bank Corp.	4,000	158,200
New York Community Bancorp, Inc.	7,000	113,190
Washington Mutual, Inc.	10,000	396,000
		667,390

TOTAL COMMON STOCK (Cost $7,181,610)		8,515,384

INVESTMENT COMPANIES (12.57%)
AEW Real Estate Income Fund	16,000	289,760
AIM Select Real Estate Income Fund	16,000	253,120
iShares Cohen & Steers Realty Majors Index Fund	3,000	215,160
iShares Dow Jones U.S. Real Estate Index Fund	3,200	199,072
Real Estate Income Fund, Inc.	16,000	295,200
Scudder RREEF Real Estate Fund, Inc.	9,000	189,450
streetTRACKS Dow Jones Wilshire REIT ETF Fund	1,950	128,505
TOTAL INVESTMENT COMPANIES (Cost $1,410,047)		1,570,267

PREFERRED STOCK (3.07%)
Fannie Mae (Cost $398,160)	7,000	383,250

BONDS (1.97%)	Principal
Hanson Australia Funding, Ltd., 5.25%, due 03/15/13 (Cost $251,603)	250,000	$246,476

AGENCY OBLIGATIONS (3.21%)
Federal Home Loan Bank System, 4.375%, due 05/16/08	105,000	103,805
Federal Home Loan Bank System, 4.50%, due 11/26/08	300,000	297,140
TOTAL AGENCY OBLIGATIONS (Cost $405,000)		400,945

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
COMMONWEALTH REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

		Shares	Value
ASSET-BACKED SECURITIES (4.61%)
Greenpoint Manufactured Housing, 3.94%, due 03/11/23 (Cost $575,000) **		575,000	$575,420

SHORT TERM INVESTMENTS (4.34%)
Fifth Third Bank Repurchase Agreement, 3.22%, dated 10/31/05, due 11/01/05, repurchase price $541,750 (collateralized by FHLMC, 4.00%, due 06/12/13, market value $558,387) (Cost $541,702)		541,702	541,702

	Expiration Date -
	Exercise Price	Contracts(a)
CALL OPTIONS PURCHASED (0.38%)
Federal Home Loan Mortgage Corp.	01/21/06 - 45	20	30,800
Federal National Mortgage Association	01/21/06 - 50	18	3,150
Home Depot, Inc.	11/19/05 - 27.5	10	13,500
TOTAL OPTIONS PURCHASED (Cost $94,475)			47,450

TOTAL INVESTMENTS (Cost $10,857,597) (98.33%)			12,280,894
CALL OPTIONS WRITTEN (Proceeds $17,534) (-0.14%)			(16,800)
OTHER ASSETS IN EXCESS OF LIABILITIES, NET (1.81%)			225,715
NET ASSETS — (100%)			$12,489,809

	Expiration Date -
	Exercise Price	Contracts(a)
CALL OPTIONS WRITTEN (-0.14%)
USG Corp. (Proceeds $17,534)	11/19/05 - 55	35	(16,800)

#	Call options have been written by the Fund against these positions.
*	Non-income producing investment
**	Rate shown represents the rate at October 31, 2005, is subject to change and resets monthly.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Each contract is equivalent to 100 shares.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES - October 31, 2005

	Commonwealth Australia/ New Zealand Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
Assets:
Investments, at market (identified cost $42,739,712 $6,195,294, $15,874,259 and $10,857,597, respectively)	$51,359,158	$8,348,831	$19,551,918	$12,280,894
Investments in affiliated mutual funds (identified cost $0, $0, $592,099 and $0, respectively)	-	-	724,517	-
Total Investments (identified cost $42,739,712 $6,195,294, $16,466,358 and $10,857,597, respectively)	51,359,158	8,348,831	20,276,435	12,280,894
Foreign currency, at value (identified cost $1,058,044, $1,763, $0 and $0, respectively)	1,055,638	1,662	-	-
Receivables:
Dividends and interest	254,717	34,271	12,272	41,873
Investments sold	134,928	-	165,003	190,448
Fund shares sold	465,129	44,500	10,600	15,500
Prepaid expenses	63,823	18,113	29,011	15,906
Total assets	53,333,393	8,447,377	20,493,321	12,544,621

Liabilities:
Payables:
Accrued 12b-1 fees	5,017	22,986	11,359	2,000
Due to advisor	33,354	5,055	12,453	7,882
Fund shares redeemed	81,099	3,411	40	-
Investments purchased	113,255	-	-	-
Accrued expenses	120,645	20,512	45,219	28,130
Covered call options written, at value (premiums received $0, $0, $80,836 and $17,534, respectively)	-	-	67,915	16,800
Total liabilities	353,370	51,964	136,986	54,812
Net Assets	$52,980,023	$8,395,413	$20,356,335	$12,489,809

Net Asset Value, Offering and Redemption Price Per Share
(3,224,225, 2,023,108, 1,352,042 and 1,053,951 shares of beneficial interest outstanding, respectively, par value .01, unlimited shares authorized)	$16.43	$4.15	$15.06	$11.85

Source of Net Assets:
Paid-in capital	40,743,490	6,122,259	16,071,331	10,996,514
Undistributed net investment income	1,316,855	-	-	66,558
Accumulated net realized gain on investments and foreign currency	2,303,653	120,323	462,006	2,706
Net unrealized appreciation on investments and foreign currency	8,616,025	2,152,831	3,822,998	1,424,031
	$52,980,023	$8,395,413	$20,356,335	$12,489,809

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF OPERATIONS For the Year Ended October 31, 2005

	Commonwealth Australia/ New Zealand Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
	For the Year Ended October 31, 2005	For the Year Ended October 31, 2005	For the Year Ended October 31, 2005	For the Year Ended October 31, 2005
Investment Income:
Interest (net of foreign taxes withheld of $30,217, $0, $0 and $0, respectively)	$815,442	$50,263	$30,739	$48,083
Dividends (net of foreign taxes withheld of $234,994, $4,561, $0, and $0, respectively)	1,419,836	87,283	365,298	324,013
Dividends from affiliated mutual funds	-	-	15,144	-
Total investment income	2,235,278	137,546	411,181	372,096

Expenses:
Management fees	380,039	69,065	133,122	77,603
Legal fees	179,917	29,168	64,642	36,280
Administration fees	66,355	37,445	46,011	40,251
Accounting and transfer agent fees	73,105	20,905	35,485	26,575
Distribution fees	126,679	23,022	44,371	25,868
Shareholder tracking	50,302	8,697	13,615	7,885
Insurance	42,227	13,688	23,108	9,510
Audit fees	32,443	5,970	11,637	8,245
Custodian fees	24,696	7,605	9,090	3,882
Miscellaneous expense	22,290	6,831	10,831	7,302
Trustee fees and expenses	19,261	14,574	15,641	14,785
Registration fees	19,122	16,425	15,137	8,417
Pricing fees	16,350	11,236	8,015	4,855
Compliance officer fees	13,270	2,389	4,861	2,749
Reports to shareholders	8,829	1,752	3,109	1,682
Interest expense	855	13,086	626	60
Total expenses	1,075,740	281,858	439,301	275,949
Less: fees paid indirectly	(2,319)	(3,406)	(8,944)	(4,361)
Net expenses	1,073,421	278,452	430,357	271,588
Net investment income (loss)	1,161,857	(140,906)	(19,176)	100,508

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain (loss) on:
Investments, unaffiliated issuers	2,740,049	449,923	425,828	(29,095)
Realized gains distributions from affiliated mutual funds	-	-	39,129	-
Realized gains distributions from unaffiliated mutual funds	-	-	3,659	16,282
Option contracts written	-	-	14,371	17,039
Foreign currency transactions	(7,950)	(6,815)	-	-
Net change in unrealized appreciation (depreciation) on:
Investments, unaffiliated issuers	1,152,591	1,425,934	1,266,888	919,120
Investments, affiliated mutual funds	-	-	22,616	-
Option contracts written	-	-	(5,174)	-
Foreign currency transactions	(13,993)	(4,187)	-	-
Net gain on investments and foreign currency	3,870,697	1,864,855	1,767,317	923,346
Net increase in net assets resulting from operations	$5,032,554	$1,723,949	$1,748,141	$1,023,854

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Australia/ New Zealand Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2005	October 31, 2004

Operations:
Net investment income	$1,161,857	$840,969
Net realized gain (loss) on:
Investments	2,740,049	3,927,788
Foreign currency transactions	(7,950)	(59,100)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,138,598	1,972,447
Net increase in net assets resulting from operations	5,032,554	6,682,104

Distributions to shareholders from:
Net investment income	(1,354,152)	(654,367)
Net realized gain	(3,498,797)	(674,789)
Total Distributions	(4,852,949)	(1,329,156)

Capital share transactions:
Increase in net assets from Fund share transactions	9,697,386	4,714,332
Increase in net assets	9,876,991	10,067,280

Net Assets:
Beginning of year	43,103,032	33,035,752
End of year	$52,980,023	$43,103,032
Undistributed net investment income	$1,316,855	$1,080,704

	Commonwealth Japan Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2005	October 31, 2004

Operations:
Net investment loss	$(140,906)	$(199,556)
Net realized gain (loss) on:
Investments	449,923	642,124
Foreign currency transactions	(6,815)	13,906
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,421,747	(183,496)
Net increase in net assets resulting from operations	1,723,949	272,978

Capital share transactions:
Increase (decrease) in net assets from Fund share transactions	(1,201,495)	521,164
Increase in net assets	522,454	794,142

Net Assets:
Beginning of year	7,872,959	7,078,817
End of year	$8,395,413	$7,872,959
Undistributed net investment income	$-	$-

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth Global Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2005	October 31, 2004
Operations:
Net investment loss	$(19,176)	$(84,937)
Net realized gain on:
Investments	482,987	672,552
Net change in unrealized appreciation on investments	1,284,330	1,201,128
Net increase in net assets resulting from operations	1,748,141	1,788,743

Distributions to shareholders from:
Net realized gain	(528,759)	-
Total Distributions	(528,759)	-

Capital share transactions:
Increase in net assets from Fund share transactions	4,167,959	3,762,390
Increase in net assets	5,387,341	5,551,133

Net Assets:
Beginning of year	14,968,994	9,417,861
End of year	$20,356,335	$14,968,994
Undistributed net investment income	$-	$-

	Commonwealth Real Estate Securities Fund
	For the Year	For the Period
	Ended	Ended
	October 31, 2005	October 31, 2004**
Operations:
Net investment income	$100,508	12,586
Net realized gain on:
Investments	4,226	2,479
Net change in unrealized appreciation on investments	919,120	504,911
Net increase in net assets resulting from operations	1,023,854	519,976

Distributions to shareholders from:
Net investment income	(46,536)	-
Net realized gain	(3,999)	-
Total Distributions	(50,535)	-

Capital share transactions:
Increase in net assets from Fund share transactions	4,871,891	6,124,623
Increase in net assets	5,845,210	6,644,599

Net Assets:
Beginning of year	6,644,599	-
End of year	$12,489,809	6,644,599
Undistributed net investment income	$66,558	12,586

**	The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

	Commonwealth Australia/ New Zealand Fund
	Years Ended October 31,
	2005		2004		2003	2002	2001

Net Asset Value, Beginning of Period	$16.39		$14.44		$10.39	$8.53	$7.19
Investment Operations:
Net investment income (loss)	0.35		0.26		0.17	(0.05)	-
Net realized and unrealized gain on
investments and foreign currency transactions	1.41		2.11		3.88	1.91	1.34
Total from investment operations	1.76		2.37		4.05	1.86	1.34

Distributions from:
Net investment income	(0.48)		(0.21)		-	-	-
Net realized capital gains	(1.24)		(0.21)		-	-	-
Total Distributions	(1.72)		(0.42)		-	-	-

Net Asset Value, End of Period	$16.43		$16.39		$14.44	$10.39	$8.53

Total Return	11.08%		16.70%		38.98%	21.81%	18.64%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$52,980		$43,103		$33,036	$6,864	$4,534
Ratio of expenses to average net assets	2.12%	[1]	2.10%	[1]	2.53%	5.63%	5.74%
Ratio of net investment income (loss)	2.29%	[1]	2.44%	[1]	1.87%	(0.56)%	(0.18)%
Portfolio turnover rate	32%		55%		78%	28%	28%

[1]
In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.12% and 2.29%, respectively for the year ended October 31, 2005 and 2.09% and 2.45%, respectively for the year ended October 31, 2004.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

	Commonwealth Japan Fund
	Years Ended October 31,
	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$3.61		$3.98		$3.37	$4.12	$5.64

Investment Operations:
Net investment loss	(0.07)		(0.09)		(0.11)	(0.20)	-
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.61		(0.28)	[2]	0.72	(0.55)	(1.52)
Total from investment operations	0.54		(0.37)		0.61	(0.75)	(1.52)

Net Asset Value, End of Period	$4.15		$3.61		$3.98	$3.37	$4.12

Total Return	14.96%		(9.30)%		18.10%	(18.20)%	(26.95)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$8,395		$7,873		$7,079	$3,611	$3,408

Ratio of expenses to average net assets	3.07%	[1]	3.13%	[1]	4.78%	6.94%	5.57%
Ratio of net investment loss	(1.57)%	[1]	(2.42)%	[1]	(3.89)%	(6.03)%	(3.97)%

Portfolio turnover rate	47%		77%		28%	5%	51%

[1]
In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment loss to average daily net assets net of fees paid indirectly would have been 3.03% and (1.53)%, respectively for the year ended October 31, 2005 and 3.09% and (2.38)%, respectively for the year ended October 31, 2004.

[2]
As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain and loss items in the statement of operations, which net to a gain, primarily because of the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

	Commonwealth Global Fund
	For the Year		For the Year		For the Period
	Ended		Ended		Ended
	October 31, 2005		October 31, 2004		October 31, 2003*
Net Asset Value, Beginning of Period	$13.89		$11.99		$10.00

Investment Operations:
Net investment loss	(0.01)		(0.08)		(0.14)
Net realized and unrealized gain on investments	1.63		1.98		2.13
Total from investment operations	1.62		1.90		1.99

Distributions from:
Net realized capital gains	(0.45)		-		-
	(0.45)		-		-

Net Asset Value, End of Period	$15.06		$13.89		$11.99

Total Return	11.68%		15.85%		19.90%	[2]

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$20,356		$14,969		$9,418
Ratio of expenses to average net assets	2.38%	[3]	2.45%	[3]	4.62%	[1]
Ratio of net investment loss	(0.15)%	[3]	(0.76)%	[3]	(2.96)%	[1]
Portfolio turnover rate	33%		44%		11%

*	The Commonwealth Global Fund commenced operations on December 3, 2002.
[1]	Annualized
[2]	Aggregate total return, not annualized.
[3]
In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.33% and (0.10)%, respectively for the year ended October 31, 2005 and 2.40% and (0.71)%, respectively for the year ended October 31, 2004.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST

FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year or period indicated.

	Commonwealth Real Estate Securities Fund

	For the Year		For the Period
	Ended		Ended
	October 31, 2005		October 31, 2004**
Net Asset Value, Beginning of Period	$10.54		$10.00

Investment Operations:
Net investment income	0.11		0.02
Net realized and unrealized gain on investments	1.28		0.52
Total from investment operations	1.39		0.54

Distributions from:
Net investment income	(0.07)		-
Net realized capital gains	(0.01)		-
	(0.08)		-

Net Asset Value, End of Period	$11.85		$10.54

Total Return	13.11%		5.40%	[2]

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$12,490		$6,645
Ratio of expenses to average net assets	2.66%	[3]	3.45%	[1,3]
Ratio of net investment income	0.93%	[3]	0.33%	[1,3]
Portfolio turnover rate	5%		3%

**	The Commonwealth Real Estate Securities Fund commenced operations on January 5, 2004.
[1]	Annualized
[2]	Aggregate total return, not annualized.
[3]
In accordance with a requirement of the Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of "fees paid indirectly". The ratios of expenses to average daily net assets and net investment income to average daily net assets net of fees paid indirectly would have been 2.62% and 0.97%, respectively for the year ended October 31, 2005 and 3.40% and 0.38%, respectively for the period ended October 31, 2004.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005

Note 1 - Organization

Commonwealth International Series Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as a diversified open-end management investment company. The Trust currently consists of four diversified series: the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund (each a "Fund" and collectively the "Funds").

Note 2 - Investment Objectives

Each Fund's investment objective will be to provide long-term capital appreciation and current income.

The Australia/New Zealand Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock and debt securities of Australia/New Zealand Issuers. Australian/New Zealand Issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand Stock Exchanges regardless of the Country in which the Issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand, and Australian or New Zealand central and local government entities.

The Japan Fund invests primarily in equity securities, including common stock, preferred stock, securities convertible into common stock and debt securities of Japanese Issuers. Japanese Issuers include issuers that are organized under Japanese law; issuers that are listed on the Japanese Stock Exchanges regardless of the Country in which the Issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan, and Japanese central and local government entities.

The Global Fund invests in U.S. and foreign equity securities, including common stock, preferred stock, securities convertible into common stock and debt securities. Although the fund can invest in companies of any size and from any country, it will generally focus on established companies in countries with developed economies.

The Real Estate Securities Fund seeks to invest its assets in common stock and other equity securities including preferred stock and securities convertible into common stock and debt securities of Real Estate Industry Companies (i.e., those whose fortunes are impacted by the real estate market) which may include investment trusts (REITs), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies and other publicly-traded companies involved in real estate related activities and industries. Under normal conditions, at least 80% of the Fund's total assets will be invested in securities of REITs and other publicly-traded real estate industry companies. The Fund's investments normally will be allocated among a number of companies representing diverse investment policies and real property holdings. Consistent with the Fund's investment objective, certain securities will be selected for high current return, while others will be chosen for long-term capital appreciation potential.

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

Note 3 - Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A) Valuation of Securities - Each Fund’s assets are valued primarily on the basis of market quotations or official closing prices or, if there is no recent last sales price available, at the last current bid quotation. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. If the Advisor determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees. Fair value prices are generally provided by an independent fair value service. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use a pricing model. Generally, debt instruments with maturities of the less then 60 days (short-term debt) are valued at amortized cost. During the year ended October 31, 2005, the Funds instituted a policy whereby fair value prices provided by a pricing service will be utilized if certain conditions are met. For the year ended October 31, 2005, there were several instances where foreign securities in the Australia/New Zealand Fund and the Japan Fund were valued at fair value in good faith to take into consideration the extraordinary change in the U.S. market occurring after the close of the foreign market.

B) Currency Translation - For purposes of determining the Funds' net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) Accounting for Investments - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) Federal Income Taxes - No provision has been made for Federal income taxes since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

E) Distributions to Shareholders - The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, short term gains and capital loss carryovers.

F) Option Accounting Principles - When a Fund sells an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

G) Forward Currency Contracts - Forward currency transactions are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. As of October 31, 2005, there were no outstanding forward currency contracts.

H) Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Funds' policy that their custodian bank takes possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral value by the Funds may be delayed or limited.

I) Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

Note 4 - Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates

The Funds retain FCA Corp., (“FCA”) as their Investment Adviser. Under the Investment Advisory Agreement (the “Agreement”), the Advisor is paid a monthly fee based on the average daily net assets at the annual rate of 0.75%. For the year ended October 31, 2005, FCA earned fees of $380,039, $69,065, $133,122 and $77,603 from the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. Certain officers of the Trust are also officers of FCA Corp.

The Trust, on behalf of the Funds, has contracted with InCap Service Company (“ISC”) to perform specified administrative, accounting and transfer agent services for the Funds. For its services, ISC received a monthly fee based on the average daily net assets at the annual rate of 0.20% for the first $25 million in assets, 0.15% on the next $25 million, 0.10% on the next $50 million, 0.075% on the next $300 million and 0.03% on assets exceeding $400 million. The Funds are subject to minimum fees of $5,917 per month for the Australia/New Zealand Fund, the Japan Fund and the Global Fund and $5,500 per month until December 31, 2004 and then $5,917 per month thereafter for the Real Estate Securities Fund. ISC earned the minimum fees. During the period November 1, 2004 through January 31, 2005, ISC received fees of $17,751, $17,751, $17,751, and $16,917 from the Australia/ New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. ISC informed the Trust that, effective January 31, 2005, due to the Company’s corporate restructuring, it would no longer perform the contracted services for the Funds. Beginning February 1, 2005, InCap Fund Administration, Inc. (“IFA”) was contracted to perform administrative services for the Funds. For its services IFA received fifty percent of the minimum fees of the InCap Service Company contract for the period from February 1, 2005 through June 30, 2005, which amounted to $14,792, $14,792, $14,792 and $14,792 from the Australia/ New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Effective July 1, 2005 the Trust contracted with IFA to provide administrative functions for the Funds. The contract provides for a monthly fee of $16,000 for July 2005; $18,000 per month for August - December 2005; $16,000 per month for January - October 2006; and $18,000 thereafter, which is allocated based on average net assets among the current four series of the Trust. In addition an asset based fee will be charged on the following schedule: 0.075% on daily net assets between $110 million and $210 million; and 0.05% on daily net assets in excess of $210 million. For the period July 1, 2005 through October 31, 2005, IFA received $33,812, $4,902, $13,468 and $8,542 from the Australia/ New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively.

Matrix Capital Group, Inc. (“Matrix”), a registered transfer agent, was contracted as accounting, transfer and shareholder servicing agent beginning February 1, 2005. For its services Matrix received fifty percent of the minimum fees of the InCap Service Company contract for the period from February 1, 2005 through June 2, 2005, which amounted to $12,043, $12,043, $12,043 and $12,043 from the Australia/ New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Effective June 3, 2005 the Trust contracted with Matrix to provide the accounting, shareholder servicing and certain administrative functions for the Funds. The contract provides for an annual fee of $240,000, which is allocated based on average net assets among the four Funds. In addition, beginning November 1, 2005 and thereafter a shareholder account registration charge of $12 per shareholder account per year is payable monthly. Also an asset based fee will be charged on the following schedule: 0.10% on daily net assets between $110 million and $210 million; 0.05% on daily net assets in excess of $210 million. For the period June 3, 2005 through October 31, 2005, Matrix earned $61,062, $8,862, $23,442 and $14,532 from the Australia/ New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Certain officers of the Trust are also employees of Matrix.

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

Effective January 31, 2005, InCap Securities, Inc., an affiliate of ISC, resigned as Distributor of the Funds as part of the Company’s corporate restructuring. Effective February 1, 2005, Matrix Capital Group, Inc., a registered broker dealer, (the “Distributor”) has contracted with the Trust to serve as the Distributor. For its services, the Distributor receives a yearly fee of $20,000. The fees are allocated to the Funds based on their respective percentage of the Trust’s aggregate average net assets for each month. These fees for distribution are paid from accruals made with respect to the Service and Distribution Plan pursuant to Rule 12b-1. From February 1, 2005 through March 27, 2005, there was a transition period where the two organizations shared the distribution fees. For the period from November 1, 2004 through March 27, 2005, InCap Securities, Inc. received fees of $6,554. For the period from February 1, 2005 through October 31, 2005, Matrix Capital Group, Inc. received fees of $13,446. Certain officers of the Distributor are also officers of Matrix.

The Funds have adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse the Distributor for costs and expenses incurred with the distribution and marketing of shares of the Funds and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Funds’ shares. Under the Plan, the Funds pay the Distributor an amount computed at an annual rate of up to 0.25% of the Funds’ average net assets (including reinvested dividends paid with respect to those assets). Of this amount, the Distributor may reallocate to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, “Service Organizations”) amounts based on the Funds’ average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. For the year ended October 31, 2005, the Funds incurred Rule 12b-1 fees of $126,679, $23,022, $44,371, and $25,868, for the Australia/ New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. Certain officers and trustees of the Funds, who are also officers and directors of the Adviser, the Administrator, or Distributor, received no compensation from the Funds. For the year ended October 31, 2005, trustees of the Funds who are not “interested persons” received trustees’ fees of $48,000.

The Trust has entered into a Commission Recapture Agreement (the “Agreement”) with Fifth Third Bank (the Funds’ custodian) and Fifth Third Securities, Inc. (an affiliated broker/dealer of the custodian). Under the Agreement, the Trust may recapture a portion of the commissions each Fund pays to Fifth Third Securities, Inc. for the purpose of paying eligible expenses incurred by the Funds. Recaptured amounts are based upon a rebate calculation detailed in the Agreement. During the year ended October 31, 2005, the Funds recaptured expenses of $2,319, $3,406, $8,944 and $4,361 for the Australia/New Zealand Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund, respectively. The recaptured amounts were applied to the amounts due under a separate Custody Service Agreement with the custodian. The custodian fees caption on the statement of operations and the expense ratios in the financial highlights include the amounts that would have been incurred by the Funds for such services had they paid for the services directly in arms-length transactions. Such amounts are also shown as a corresponding reduction in total expenses, captioned as “fees paid indirectly”.

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

Note 5 - Investments in Affiliates

The Global Fund invests a portion of its assets in both the Australia/New Zealand Fund and the Japan Fund. The Funds are considered to be affiliated under the Investment Company Act of 1940 because they have the same Investment Advisor. When computing both the Advisory fee and the Rule 12b-1 fee for the Global Fund, average daily net assets are reduced by Fund assets invested in the Australia/New Zealand Fund and the Japan Fund. Details of the Global Fund’s holdings in the Australia/New Zealand and Japan Funds and related transactions during the year ended October 31, 2005 appear below.

	Beginning shares	Purchases	Sales	Ending Shares	Dividend Income*	Market Value
Australia/New Zealand Fund	31,455	3,400	-	34,855	$54,273	$572,673
Japan Fund	36,589	-	-	36,589	-	151,844
Totals					$54,273	$724,517

* Dividends received were reinvested into the Australia/New Zealand Fund. The Global Fund received 3,400 shares from the reinvested dividends, includes capital gains distributions.

Note 6 - Capital Stock

At October 31, 2005 there were shares outstanding of 3,224,225; 2,023,108; 1,352,042; and 1,053,951 for the Australia/New Zealand Fund, the Japan Fund, the Global Fund, and the Real Estate Securities Fund, respectively. Transactions in capital stock were as follows:

	Commonwealth Australia/New Zealand Fund
	Year Ended		Year Ended
	October 31, 2005		October 31, 2004

	SHARES	DOLLARS	SHARES	DOLLARS

Shares sold	9,987,728	$164,264,337	31,487,072	$470,812,285
Shares reinvested	254,995	4,069,718	74,344	1,101,778
Shares redeemed	(9,647,640)	(158,636,669)	(31,220,737)	(467,199,731)
Net Increase	595,083	$9,697,386	340,679	$4,714,332

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

	Commonwealth Japan Fund
	Year Ended		Year Ended
	October 31, 2005		October 31, 2004

	SHARES	DOLLARS	SHARES	DOLLARS

Shares sold	49,939,494	$181,902,701	79,015,421	$306,633,994
Shares redeemed	(50,099,037)	(183,104,196)	(78,612,553)	(306,112,830)
Net Increase (Decrease)	(159,543)	$(1,201,495)	402,868	$521,164

	Commonwealth Global Fund
	Year Ended		Year Ended
	October 31, 2005		October 31, 2004

	SHARES	DOLLARS	SHARES	DOLLARS

Shares sold	2,020,029	$29,682,048	3,021,196	$39,343,626
Shares reinvested	35,405	528,241	-	-
Shares redeemed	(1,780,889)	(26,042,330)	(2,729,312)	(35,581,236)
Net Increase	274,545	$4,167,959	291,884	$3,762,390

	Commonwealth Real Estate Securities Fund

	Year Ended		Period Ended
	October 31, 2005		October 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS

Shares sold	509,753	$5,875,244	640,410	$6,224,940
Shares reinvested	4,264	49,754	-	-
Shares redeemed	(90,563)	(1,053,107)	(9,913)	(100,317)
Net Increase	423,454	$4,871,891	630,497	$6,124,623

Note 7 - Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the year ended October 31, 2005 were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$26,404,474	$13,699,753
Japan Fund	3,476,839	5,612,249
Global Fund	9,610,056	5,846,928
Real Estate Securities Fund	5,278,377	409,105

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

Note 8 - Options Written by the Global Fund and the Real Estate Securities Fund

A call option gives the holder the right to buy the underlying stock from the writer (the Funds) at a specified price within a fixed period of time. Therefore, the securities held by the Funds against which options are written may not be traded and are held in escrow by the custodian.

Written option activity for the year ended October 31, 2005 was as follows:

	Commonwealth Global Fund
	Number of Options	Amount of Premium

Options outstanding at October 31, 2004	50	$18,345
Options written	980	223,751
Options expired	(253)	(54,220)
Options covered	(379)	(89,085)
Options called	(126)	(17,955)
Options outstanding at October 31, 2005	272	$80,836

	Commonwealth Real Estate Securities Fund
	Number of Options	Amount of Premium

Options outstanding at October 31, 2004	-	$-
Options written	70	34,573
Options expired	(35)	(17,039)
Options covered	-	-
Options called	-	-
Options outstanding at October 31, 2005	35	$17,534

The aggregate market value at October 31, 2005 of securities subject to call options is $1,168,648 or approximately 5.74% and $206,920 or approximately 1.66% of net assets for the Global Fund and Real Estate Securities Fund, respectively.

Note 9 - Tax Matters

The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. As of October 31, 2005, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation	Distributable Earnings
Australia/New Zealand Fund	$1,660,440	$1,960,068	$-	$8,619,447	$12,239,955
Japan Fund	-	121,620	-	2,152,240	2,273,860
Global Fund	-	462,006	-	3,822,998	4,285,004
Real Estate Securities Fund	66,558	4,226	-	1,422,511	1,493,295

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary income is attributable primarily to differing book/tax treatment of short term capital gains.

As of October 31, 2005, the Funds had loss deferrals available for federal income tax purposes and utilized capital loss carryforwards and losses previously deferred during the year or period ended October 31, 2005 as follows:

	Carryforward and Deferred Losses Utilized	Deferred for Tax Purposes

Australia/New Zealand Fund	$-	$-
Japan Fund	328,303	1,297
Global Fund	4,153	-
Real Estate Securities Fund	-	1,520

The losses deferred for tax purposes consist of losses deferred on wash sales.

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at October 31, 2005 for each fund:

	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
Australia/New Zealand Fund	$42,739,712	$9,794,357	$(1,174,910)	$8,619,447
Japan Fund	6,196,591	2,194,026	(41,786)	2,152,240
Global Fund	16,466,358	4,295,472	(472,474)	3,822,998
Real Estate Securities Fund	10,841,583	1,739,946	(317,435)	1,422,511

The tax character of distributions paid for the year ended October 31, 2005 and for the year ended October 31, 2004 were as follows:

	Year ended October 31, 2005
	Ordinary Income	Long Term Capital Gains	Total Distributions Paid
Australia/New Zealand Fund	$2,477,137	$2,375,812	$4,852,949
Global Fund	276,742	252,017	528,759
Real Estate Securities Fund	50,535	-	50,535

	October 31, 2004
	Ordinary Income	Long Term Capital Gains	Total Distributions Paid
Australia/New Zealand Fund	$1,329,156	$-	$1,329,156

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

There were no distributions paid for the Japan Fund during the year ended October 31, 2005.

There were no distributions paid for the Japan Fund, the Global Fund or the Real Estate Securities Fund during the year or period ended October 31, 2004.

Note 10 - Revolving Credit Agreement

The Trust has entered into a Revolving Credit Agreement with Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust on behalf of the Funds from time to time in an amount up to $10,000,000 as a temporary measure for extraordinary or emergency purposes based on instructions received from an authorized representative of the Trust. The Trust shall not at any time incur borrowings with respect to the Funds such that the aggregate loans then outstanding under the line of credit facility would exceed $10,000,000. Any principal balance outstanding shall bear interest at the Federal Funds Rate in effect at that time plus 1.50%. There were no loans outstanding for the Australia/New Zealand Fund, Japan Fund, Global Fund and the Real Estate Securities Fund as of October 31, 2005. The average amount of borrowings and the average interest rate on those borrowings by the Trust during the year ended October 31, 2005 were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$17,168	4.87%
Japan Fund	223,914	4.30%
Global Fund	11,216	5.07%
Real Estate Securities Fund	1,287	5.30%

Note 11 - Reclass of Capital Accounts

In accordance with accounting pronouncements, the Australia/New Zealand, Japan and Global Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and accumulated net realized gain (loss) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Undistributed Net Investment Income	Net realized gain (Accumulated losses)	Paid-in Capital
Australia/New Zealand Fund	$428,446	$(428,446)	$-
Japan Fund	140,906	6,815	(147,721)
Global Fund	19,176	(12,559)	(6,617)

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

Note 12 - Other Matters

Government and self-regulatory authorities have instituted investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing and record retention, among other matters. Those investigations cover investment advisors, distributors and transfer agents of mutual funds, including the Commonwealth Funds and their Advisor, as previously disclosed in the Funds’ 2005 Semi-Annual Report to its shareholders filed with the SEC.

As a result of its investigation of the Commonwealth Funds and the Advisor, the SEC staff has advised that it is considering recommending that the SEC bring a civil injunctive action and/or administrative proceeding against the Advisor, the Funds’ President and the Commonwealth Funds’ Trustees alleging violations of U.S. securities laws relating to the adequacy of the Funds’ prospectus disclosure regarding the volume of, and the Funds’ policies governing, frequent short-term transactions in the Funds, as well as the purported use of the Funds’ line of credit in excess of the Funds’ borrowing limits. There are no allegations that anyone at the Advisor or the Commonwealth Funds entered into any agreements or arrangements with market timers to permit market timing transactions in violation of Fund policies, that late trading occurred, or that anyone at the Advisor engaged in any deceptive practices to circumvent Fund policies.

Throughout the SEC’s investigation, the Advisor and the Commonwealth Funds have complied with the various numerous requests to furnish documents and testimony and will continue to cooperate with the SEC in this investigation.

Expenses are being incurred by the Commonwealth Funds in connection with this investigation which impact the net assets of the Commonwealth Funds and impact each Commonwealth Fund’s NAV and the value of the investment made by each of the Commonwealth Funds’ shareholders. There can be no assurance that this investigation will not result in reduced sales and increased redemptions of shares of the Commonwealth Funds, which could increase Commonwealth Funds’ transaction costs and operating expenses, or have other material adverse impacts on the Commonwealth Funds.

Under SEC procedures, an opportunity to respond to the staff is available before the staff makes a formal recommendation to the SEC and such a response has been submitted on behalf of the Advisor, the Funds’ President and the Funds’ Trustees. If the SEC determines to pursue the action and is successful, there may be a material adverse effect on the Funds, including sales, redemptions and expenses as well as a potential, in the event the SEC determines to pursue the follow on action and is successful, that the Advisor may not be able to continue to serve as the Funds’ investment advisor and/or that the Trustees may no longer be able to serve as Fund Trustees.

COMMONWEALTH INTERNATIONAL SERIES TRUST

NOTES TO FINANCIAL STATEMENTS - October 31, 2005 (continued)

Note 13 - Concentration of Market Risk

The Commonwealth Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand companies and the Commonwealth Japan Fund invests exclusively in securities issued by Japanese companies. Investing in companies from specific geographic regions, such as Australia, New Zealand or Japan, may pose additional risks inherent to a region's economical and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

A large portion of investments held by the Commonwealth Real Estate Securities Fund are considered investments in the real estate sector of the market. Investing in a single market sector may be riskier than investing in a variety of market sectors.

COMMONWEALTH INTERNATIONAL SERIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Commonwealth International Series Trust
Houston, Texas

We have audited the statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest of Commonwealth International Series Trust, including the schedules of investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two year period then ended, and the financial highlights for the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two year period then ended, and their financial highlights for the years or periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 7, 2005

COMMONWEALTH INTERNATIONAL SERIES TRUST

APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AGREEMENT
(COMMONWEALTH)

The 1940 Act requires that the investment advisory agreements between the Investment Adviser and the Trust be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The Independent Trustees determined that the terms of the investment advisory agreements are fair and reasonable and last approved the investment advisory agreements on June 3, 2005, as being in the best interests of each of the Funds. The Independent Trustees believe that the current investment advisory agreements between the Fund and FCA Corp (FCA) enable the Funds to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the Trust and its shareholders. In making such determinations, the Independent Trustees met independently from the "interested" Trustees of the Trust and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of legal counsel to the Trust.

1.  Information Received

In evaluating the investment advisory agreements, the Independent Trustees reviewed materials furnished by the Investment Adviser, including a list of personnel which disclosed employee background and experience, financial statements of the Investment Adviser, investment performance and experience managing funds and other information regarding the Investment Adviser or its affiliates and personnel, its operations and financial condition. The Independent Trustees discussed the operations of the Trust and the capabilities of the Investment Adviser to provide advisory and other services to the Trust. Among other information, the Independent Trustees reviewed information regarding:

-  the investment performance of each Fund;

-  the fees charged by the Investment Adviser for investment advisory services;

-  the profitability to the Investment Adviser of managing each Fund;

-  the projected total operating expenses of each Fund;

-  the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

-  the experience of the Investment Adviser and other personnel providing services to the Funds and the historical quality of the services provided by the Investment Adviser.

The Independent Trustees deemed each of the following factors to be relevant to their consideration of the renewal of the investment advisory agreement: (1) the history, reputation, qualification and background of the Investment Adviser, as well as the qualifications of its personnel and its financial condition; (2) the fee and expense ratios of each Fund; (3) the relative performance of the Funds since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant.

COMMONWEALTH INTERNATIONAL SERIES TRUST

2.  Nature, Extent and Quality of Services

FCA, its personnel and its resources - The Independent Trustees considered the depth and quality of FCA’s investment management process, including its research capabilities; the experience, capability and integrity of its senior management, all of whom have been performing similar functions for the Funds for several consecutive years; its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. Moreover, the Independent Trustees took into account the variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting used by FCA as well as FCA’s commitment to investing in information technology supporting investment management and compliance. The Independent Trustees further recognized FCA’s continuity and the commitment of its management to continue to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Independent Trustees considered FCA’s acumen in responding to difficult situations, and the commitment of FCA personnel to finding alternatives and options that allow the Funds to maintain their goals. Further, the Independent Trustees considered FCA’s continued cooperation with the Independent Trustee, the Chief Compliance Office for the Fund and legal counsel for the Independent Trustees. The Independent Trustees also considered FCA’s continued unlimited access to information relating to the Funds.

Other Services - The Independent Trustees considered FCA’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Independent Trustees informed; and its attention to matters that prevent conflicts of interest with the Fund.

The Independent Trustees concluded that the nature, extent and quality of the services provided by FCA have benefited and will continue to benefit the Funds and their shareholders.

3.  Investment Performance

The Independent Trustees considered FCA’s unique knowledge in the international markets, the unique composition and investment objectives of the Funds and the investment results of the Funds in light of these compositions and objectives.

The Independent Trustees also reviewed Morningstar ratings and observed that each Fund which had sufficient history to be ranked was reasonably ranked within its respective category, when taking into consideration (1) the small size of the Funds, (2) the burden placed on the Adviser’s time and energy as a result of the recent extraordinary regulatory climate, and (3) the unique composition of the Funds and investment approach of the Adviser.

4.  Advisory Fees.

The Independent Trustees reviewed the advisory fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average fee and expense levels of other funds. The Funds’ administrator reported that FCA’s fee was well within the norm for domestic funds and below the norm for international funds. The Independent Trustees’ independent review of various funds confirmed the administrator’s representation.

5.  Total Expenses.

The Independent Trustees observed that while the Funds’ advisory fees were in line with other funds, the Funds’ total expenses were above the expense levels of the other funds, and notes that the small asset levels, coupled with increasing regulatory and related expenses, prevented realistic comparisons with other funds. The Independent Trustees concluded that given the very small asset levels of the Funds, it would be impossible to operate the Funds at average cost levels, and that FCA had done an admirable job in keeping costs at the lowest possible levels consistent with the small asset levels and compliance with shareholder service and regulatory standards. The Independent Trustees concluded that although Fund expenses were higher than category averages, such expenses were justified and unavoidable given the complex regulatory requirements, the unique composition of the Funds, and most importantly, the very small levels of assets under management. The Independent Trustees concluded that the fees charged by FCA for management of the portfolios were consistent with fees charged by comparable funds, but that total expense ratios were unavoidably higher than average due to small levels of assets under management, and hence, continued contracting with FCA is in the best interests of the shareholders.

6.  Adviser Costs, Level of Profits and Economies of Scale

The Independent Trustees received information during the past year regarding the structure and manner in which FCA’s investment professionals were compensated and FCA’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Independent Trustees considered FCA’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Independent Trustees noted that FCA absorbed losses due to the cost of extraordinary regulatory compliance in order to provide services to the Funds. The Independent Trustees concluded that the Funds’ cost structure was reasonable and that FCA was sharing economies of scale with the Funds and their shareholders, to their benefit.

7.  Ancillary Benefits

The Independent Trustees considered a variety of other benefits received by FCA and its affiliates as a result of FCA’s relationship with the Funds and with other entities. For example, the Independent Trustees considered that with regard to the Australia/New Zealand Fund, the principals of FCA have developed exceptional reputations as leading spokespersons on Australia/New Zealand stock investments, and hence, add great value to the Funds in terms of marketing opportunities and credibility. The Independent Trustees noted that FCA provides some administrative services at no added cost to the Funds.

8.  Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Independent Trustees concluded that the agreement is fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the advisory fees paid to FCA by the Funds, and that the continuation of the agreement was in the best interests of the Funds and their shareholders.

COMMONWEALTH INTERNATIONAL SERIES TRUST

TRUSTEES AND OFFICERS (Unaudited)

Name, Age and Address	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) for the Last Five Years	Number of Portfolios in Complex Overseen by Trustee/ Officer	Other Directorships Held By Trustee/ Officer
INTERESTED TRUSTEES:
Robert Scharar(1), 57 5847 San Felipe Suite 850 Houston, TX 77057	President, Interested Trustee	Indefinite until successor elected and qualified; 4 years.	Investment manager/Attorney/CPA; President, FCA Corp.	4	See below(2)
INDEPENDENT TRUSTEES:
John Akard, Jr., 39 5847 San Felipe Suite 850 Houston, TX 77057	Independent Trustee	Indefinite until successor elected and qualified; 4 years.	Attorney/CPA	4	None
Kathleen Kelly, 53 5847 San Felipe Suite 850 Houston, TX 77057	Independent Trustee	Indefinite until successor elected and qualified; 4 years.	Consultant	4	None
Jack Ewing, 65 5847 San Felipe Suite 850 Houston, TX 77057	Independent Trustee	Indefinite until successor elected and qualified; 4 years.	Professor	4	None

(1)	Robert Scharar is considered an “interested person” of the Funds’ because of his affiliation with the Funds’ Investment Advisor as the sole shareholder of that Advisor.
(2)
Mr. Scharar is also a director of the following companies: United Dominion Realty Trust (NYSE), Blantyre Hotels Corp., NICO Holdings Corp., Vintech Investors LLC, Africap LLC, FCA Investment Co., First Commonwealth Holdings Corp., First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, Scottsdale Canal Project LLC, and other closely held FCA advised entities and non FCA related entities.

COMMONWEALTH INTERNATIONAL SERIES TRUST

TRUSTEES AND OFFICERS (Unaudited) (continued)

Name, Age and Address	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) for the Last Five Years	Number of Portfolios in Complex Overseen by Trustee/ Officer	Other Directorships Held By Trustee/ Officer
OFFICERS:
Larry E. Beaver, Jr., 36 630-A Fitzwatertown Rd. Willow Grove, PA 19090	Treasurer	2003-current	Director Fund Accounting, Matrix Fund Services, February 2005 to present; Manager Fund Accounting, InCap Service Co., May 2003 to January 2005; Supervisor Fund Accounting, InCap Service Co., October 2001 to April 2003; Accountant, PFPC, Inc., March 1998 to September 2001.	4	None
Charles R. Ropka, 42 1010 Kings Hwy. S. Building 2, Suite B Cherry Hill, NJ 08034	Secretary	2003-current	Attorney, Rabil & Ropka, LLC	4	None
David F. Ganley, 57 630-A Fitzwatertown Rd. Willow Grove, PA 19090	Assistant Secretary	2003-current	President, Matrix Fund Services, February 2005 to present; Managing Director, InCap Group, Inc.; Chief Admin. Officer, InCap Service Co.; President & Treasurer, InCap Securities, Inc.	4	None
Bonnie Bingham, 56 5847 San Felipe Suite 850 Houston, TX 77057	Assistant Secretary	2003-current	Administrator & Private Coordinator, FCA Corp.	4	None

Additional Information (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commissions website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898; and on the Commissions website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 888-345-1898; and on the Commission’s website at http://www.sec.gov

COMMONWEALTH INTERNATIONAL SERIES TRUST

Tax Information (Unaudited)

We are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ended October 31, 2005.

During the fiscal year ended October 31, 2005, the following Funds paid distributions derived from long-term capital gains, and hereby designate as capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(c) the following amounts:

	Long-Term Capital Gains	Per Shares
Australia/New Zealand Fund	$2,375,812	0.844686
Global Fund	251,901	0.213183

Individual shareholders are eligible for reduced tax rates on qualified dividend income. During the fiscal year ended October 31, 2005, the following Funds paid income dividends that may be treated as qualified dividend income for purposes of the maximum rate under Internal Revenue Code Section 1(h)(11), and hereby designate as qualified dividend income pursuant to Internal Revenue Code Section 854(b)(2) the following amounts of ordinary dividend income:

	Amount	Percentage
Australia/New Zealand Fund	$1,354,152	77.27%
Real Estate Securities Fund	46,536	100.00%

Since the information above is reported for the Funds’ fiscal year and not calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2006 to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their own tax advisors.

Commonwealth International
Series Trust
5847 San Felipe, Suite 850
Houston, Texas 77057
888-345-1898

INVESTMENT ADVISOR
FCA Corp.
5847 San Felipe, Suite 850
Houston, TX 77057
713-781-2856
www.fcacorp.com

ADMINISTRATOR
InCap Fund Administration, Inc.
320 North Charles Street
Baltimore, MD 21201

DISTRIBUTOR & TRANSFER AGENT
Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904

CUSTODIAN BANK
Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT AUDITORS
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, PA 19102-1732

LEGAL COUNSEL
Rabil & Ropka, LLC
215 Fries Mill Road
Turnersville, NJ 08012

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant's code of ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that John Akard, Jr. a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Akard is “independent” as the term is defined in paragraph (a)(2) of this item’s instructions.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Commonwealth International Series Trust

	2004	2005
A Audit Fees	45,155	48,000
B Audit Related Fees	—	—
C Tax Fees	6,000	6,000
D All Other Fees	—	—

E	Commonwealth International Series Trust does have pre-approval policies and procedures. 100% of services described in b through d were pre-approved by the audit committee

F	Not applicable - All work performed by BBD's principal employees

G	Not applicable

H	Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENT

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 10.	CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive office and principal financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There were so significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.	EXHIBITS
(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(3)	The Commonwealth International Series Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Commonwealth International Series Trust

By Robert W. Scharar, President         /s/ Robert W. Scharar
Date: January 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the Following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Robert W. Scharar, President         /s/ Robert W. Scharar
Date: January 5, 2006

By Larry E. Beaver, Jr. Treasurer          /s/ Larry E. Beaver, Jr.
Date: January 5, 2006